UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report




                       JUNE 2004 MONTHLY OPERATING REPORT
                FOR THE PERIOD FROM MAY 29, 2004 TO JULY 3, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           1 Crosfield Avenue
                           West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
------------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls
                                            Date: July 23, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


                                TABLE OF CONTENTS



                                                                         Page
                                                                         ----

Condensed Consolidated Balance Sheet                                       3

Condensed Consolidated Statements of Operations                            4

Condensed Consolidated Statements of Cash Flows                            5

Notes to Condensed Consolidated Financial Statements                       6

Schedules:

Schedule 1:  Condensed Consolidating Balance Sheets                       12

Schedule 2:  Condensed Consolidating Statements of Operations             13

Schedule 3:  Total Disbursements by Debtor Entity                         14

Schedule 4:  Additional Information                                       15

     o    Cash Summary

     o    Accounts Receivable Aging Summary

     o    Summary of Unpaid Post-Petition Accounts Payable

     o    Summary of Taxes Payable

Schedule 5:  Certifications                                               17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                  July 3, 2004


ASSETS
------
Current Assets:
  Cash and cash equivalents                                            $ 81.6
  Accounts receivable, net                                               31.9
  Inventories                                                           147.3
  Prepaid expenses and other current assets                              22.0
                                                            ------------------
Total current assets                                                    282.8

  Property and equipment, net                                           124.6
  Intangible assets, net                                                 12.2
  Deferred charges and other assets                                       5.5
                                                            ------------------
Total Assets                                                          $ 425.1
                                                            ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                                     $ 65.1
  Accrued expenses                                                       38.8
  Taxes payable                                                          17.2
                                                            ------------------
Total current liabilities                                               121.1
  Long-term liabilities                                                  41.5
                                                            ------------------
Total liabilities not subject to compromise                             162.6
                                                            ------------------
Liabilities subject to compromise:
  Secured liabilities                                                     5.8
  Unsecured liabilities                                                 161.5
  Minority interests                                                     13.7
                                                            ------------------
Total liabilities subject to compromise                                 181.0

Minority interests                                                       29.6
                                                            ------------------
Total Liabilities                                                       373.2

Shareholders' Equity:
  Common stock $.0l par value: 100,000,000 shares
  authorized, 30,999,839 shares issued                                    0.3
  Additional paid-in capital                                            338.0
  Treasury stock: 10,711,569 shares at cost                            (310.6)
  Unearned compensation                                                  (0.8)
  Retained earnings                                                      25.0
                                                            ------------------
Total Shareholders' Equity                                               51.9
                                                            ------------------
Total Liabilities and Shareholders' Equity                            $ 425.1
                                                            ==================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 For The Period From May 29, 2004 To July 3, 2004 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                              Cumulative
                                                                           Month of June     Filing to Date
                                                                           --------------   ----------------
Net sales                                                                         $ 85.4            $ 307.7
Cost of sales                                                                       58.7              214.6
                                                                           --------------   ----------------
Gross profit                                                                        26.7               93.1

Store operating, selling, general and administrative expenses                       24.6               86.9
Depreciation and amortization                                                        2.9               10.9
Interest expense                                                                     0.4                8.3
                                                                           --------------   ----------------
Loss before reorganization expenses                                                 (1.2)             (13.0)

Reorganization expenses:
Store and distribution center closing and related asset impairment costs             2.3                9.5
Professional fees                                                                    0.9                7.1
                                                                           --------------   ----------------
Loss before income taxes, minority interests and discontinued operations            (4.4)             (29.6)
Benefit for income taxes                                                            (2.0)              (0.1)
                                                                           --------------   ----------------
Loss before minority interests and discontinued operations                          (2.4)             (29.5)

Minority interests in (net income) loss of subsidiaries                              1.0               (0.6)
Loss from discontinued Athletic Segment                                            (15.5)             (55.0)
Gain from disposal of Athletic Segment                                               6.3               24.3
                                                                           --------------   ----------------

Net loss                                                                         $ (10.6)           $ (60.8)
                                                                           ==============   ================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 For The Period From May 29, 2004 To July 3, 2004 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                               Cumulative
                                                           Month of June      Filing to Date
                                                           -------------     ---------------
Net cash  (used in) provided by operating activities             $ (5.2)             $ 58.3
                                                           -------------     ---------------

Cash flows (used in) provided by investing activities:
  Additions to property and equipment                              (0.5)               (1.0)
  Proceeds from sale of Footaction                                    -               214.6
                                                           -------------     ---------------
Net cash (used in) provided by  investing activities               (0.5)              213.6
                                                           -------------     ---------------

Cash flows used in financing activities:
  Repayments on notes payable                                         -              (207.1)
  Other                                                            (0.3)               (0.3)
                                                           -------------     ---------------

Net cash used in financing activities                              (0.3)             (207.4)
                                                           -------------     ---------------

Net (decrease) increase in cash and cash equivalents               (6.0)               64.5
Cash and cash equivalents, beginning of period                     87.6                17.1
                                                           -------------     ---------------

Cash and cash equivalents, end of period                         $ 81.6              $ 81.6
                                                           =============     ===============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments, stand alone retail stores and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains and through its Consumer Direct business (Internet and catalog sales).

2.       BANKRUPTCY FILING

Commencing on March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy laws ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The reorganization is being jointly administered under the caption "In re: Footstar, Inc., et al." Case No. 04-22350 (ASH). Included in the condensed consolidated financial statements are subsidiaries which have not commenced Chapter 11 cases, and therefore are not Debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the condensed consolidated financial statements. The Debtors are currently operating their business as debtors-in-possession pursuant to the Bankruptcy Code.

Under Section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against the Company, including most actions to collect pre-petition indebtedness or to exercise control of the property of the Company's assets.

As part of its initial restructuring plans, on March 26, 2004, the Debtor filed a sale motion with the Court to enable the Company to conduct an auction for all types of bids with respect to its Athletic Segment, including, but not limited to, bids (i) for the purchase of as many of the athletic stores, including the related leases, as possible on a going concern basis, (ii) the right to liquidate the inventory in any of the stores that are not sold on a going concern basis, (iii) sell any of the unexpired leases of the athletic stores not sold, and (iv) sell any of its distribution centers. (See note 5 below regarding the sale of the Athletic Segment).

Within its Meldisco Segment, the Company is planning to exit the footwear departments in 88 Federated stores, has exited the footwear departments in 42 Gordman's stores, finalized plans to close 13 ShoeZone stores and has sold 26 ShoeZone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordman's is approximately $6.0 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, is approximately $7.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report

Under Section 365 of the Bankruptcy Code, the Debtors may assume or reject certain executory contracts and unexpired leases, including leases of real property, subject to the approval of the Court and certain other conditions. In general, the counterparty to a rejected unexpired lease or executory contract may file a proof of claim against the Debtor for damages relating to such breaches. The Company has estimated the potential liability for the rejected unexpired leases to be approximately $52 million, which has been reflected in the accompanying Condensed Consolidated Balance Sheet. During the month of June, the Company recorded a charge of $3 million which has been reflected in the accompanying Condensed Consolidated Statement of Operations.

On April 6, 2004, the Court entered an order authorizing the Company to pursue the sale of certain assets, including its distribution centers. Following this order, the Company began soliciting offers for its distribution center in Mira Loma, California ("Mira Loma") that primarily supported the Meldisco Division, and for its distribution center in Gaffney, South Carolina ("Gaffney") that primarily supported the Athletic Division. At an auction held on July 19, 2004, the Company received an offer of approximately $28 million from Thrifty Oil Co. ("Thrifty") to purchase Mira Loma. The sale, which was approved by the Court on July 20, 2004, includes a lease of Mira Loma from Thrifty to FMI International LLC ("FMI"), a third party provider of logistics services that will provide warehousing and distribution services to Meldisco under an eight year agreement. The Company is in the process of calculating the loss on the sale of Mira Loma and it expects the loss to be approximately $21 to $23 million.

The Company is proceeding with its efforts to sell Gaffney. As all operations in Gaffney ceased in June 2004, the Company recorded an estimated loss of approximately $4.1 million in June 2004, which amount will be adjusted based on the final sale price. Of this amount, $2.3 million is included as Meldisco distribution center closing costs and $1.8 million is included in Loss from Discontinued Operations of the Athletic Segment.

In order to exit Chapter 11 successfully, the Debtors will need to propose and obtain confirmation by the Court of its plan of reorganization that satisfies the requirements of the Bankruptcy Code. As provided by the Bankruptcy Code, the Company has the exclusive right to solicit a plan of reorganization for 120 days from the Commencement Date, which has been extended to September 28, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 reorganization process on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11. The Company's future results depend on the timely and successful confirmation and implementation of a plan of reorganization.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report

3.       BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of June results reflect a five week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

As initially announced by the Company in November 2002, the Company is restating its financial results for the first half of 2002 and prior periods. Accordingly, the Company's prior period financial statements should no longer be relied upon. Once these periods are restated, the Company will be in a position to update information previously released with respect to historical periods as well as complete financial statements for subsequent periods for which no financial information or statements are currently available.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending July 3, 2004. The Company has completed or is in the process of completing several significant transactions and is evaluating and recording the impairment of certain long-lived assets. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such documents. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 reorganization. Specifically, the unaudited condensed consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization. The Company has not filed a plan of reorganization as of this date and when filed will be subject to acceptance by the required creditors and approval by the Court.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report

Because of the ongoing nature of the reorganization case, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The MOR has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheets as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Court has set July 30, 2004 as the latest date for which proof of claims can be filed by the creditors of the Company and August 30, 2004 for government entities for amounts relating to periods prior to the Petition Date (pre-petition liabilities). See Note 6 for additional information. As a result, the Company has not completed the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports.

4.       THE DIP CREDIT AGREEMENT

On March 4, 2004, the Debtor's entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a credit facility consisting of revolving loans of up to $240 million (with a sub-limit of $75 million for letters of credit) and a term loan of $60 million. The DIP Credit Agreement has a term of two years.

By Court order, dated May 25, 2004 the Debtors entered into an Amended Debtor-in-Possession Credit Agreement, amended and restated as of May 11, 2004 (the "Amended DIP Credit Agreement") which, among other things, reduced the revolving loan to $130 million and eliminated the term loan. At July 3, 2004, there were no borrowings outstanding under the Amended DIP Credit Agreement.

By court order, dated July 22, 2004, the Debtor's further amended its DIP Credit Agreement to also provide for post-petition financing (the "DIP and Exit facility").

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report

Under the Dip and Exit facility, the Debtors will have access to up to $100 million of secured DIP financing, including letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, the Company may, at its option, convert the DIP and Exit facility to post-Chapter 11 financing ("the Exit Facility"), which will provide for up to $160 million in revolving borrowings, including letters of credit. Interest on the DIP and Exit facility will be determined based on excess availability levels and is expected to range between 175 and 250 basis points above LIBOR.

The DIP and Exit facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit facility term will be three years, as long as the DIP lending period does not exceed two years.

5.       DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

In March 2004, the Company announced the closure of all 88 Just For Feet stores, 75 underperforming Footaction stores and 3 Uprise stores. Following this announcement, the Company received Court approval to appoint Hilco as liquidation agent for these stores.

In April 2004, the Company received approval from the Court to sell the remaining 353 Footaction stores to Footlocker, Inc. for $225 million in cash, subject to certain closing adjustments and regulatory approval. Of this amount, approximately $13 million was placed in escrow with respect to approximately 18 month-to-month store leases which would have to be replaced by a new lease. At any time within one year from the closing date that Footlocker enters into a new lease with respect to any of the above-mentioned month-to-month store leases, the escrow amount relating to such new lease will be released and paid to the Debtors. The sale to Footlocker was completed in May 2004 and together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long Lived Assets. Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. The estimated gain on the sale of the Athletic Segment, including the effect of closing the 166 underperforming stores, is approximately $24.3 million. The $24.3 million will increase by the amount of the escrowed cash that is released to the Company.

6.       LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known creditors of the establishment of a bar date

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report

by which creditors must file a proof of claim. As previously noted, the bar date for creditors has been set for July 30, 2004 and the bar date for government entities has been set for August 30, 2004. Differences between liability amounts scheduled by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of the allowable claim. The Debtors will continue to evaluate the amount and classification of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities subject to compromise. As a result, "Liabilities subject to compromise" is subject to change.

7.       REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the restructuring and reorganization, including trustee fees and bankruptcy related services total $5.6 million and $13.1 million for the current period and filing to date period, respectively. Of this amount, $4.7 million and $6.0 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

8.         INCOME TAXES

The Company has established a valuation allowance for its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision for taxes on the earnings of the Company's 51%-owned subsidiaries as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these undistributed taxable earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

9.       ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

10.      CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related Balance Sheets and Statements of Operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                     CONDENSED CONSOLIDATING BALANCE SHEETS
                                   (Unaudited)
                              (amounts in millions)
                                  July 3, 2004

                                                                                                         SCHEDULE 1

                                                          Athletic        Meldisco
                                                          Division        Division        Corporate        Total
                                                         ------------    -----------    ------------   ------------
ASSETS
------
Current Assets:
  Cash and cash equivalents                              $       0.3     $        -     $      81.3    $      81.6
  Accounts receivable, net                                       5.8           24.7             1.4           31.9
  Inventories                                                    0.9          150.4            (4.0)         147.3
  Prepaid expenses and other current assets                      3.8            0.8            17.4           22.0
  Intercompany                                                 222.2          478.3          (700.5)             -
                                                         ------------    -----------    ------------   ------------
Total current assets                                           233.0          654.2          (604.4)         282.8

  Property and equipment, net                                    4.0            9.1           111.5          124.6
  Intangible assets, net                                           -              -            12.2           12.2
  Deferred charges and other assets                              1.7              -             3.8            5.5
                                                         ------------    -----------    ------------   ------------
Total Assets                                             $     238.7     $    663.3     $    (476.9)   $     425.1
                                                         ============    ===========    ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                       $       0.8     $     62.4     $       1.9    $      65.1
  Accrued expenses                                               5.2            9.5            24.1           38.8
  Taxes payable                                                  9.1            3.8             4.3           17.2
                                                         ------------    -----------    ------------   ------------
Total current liabilities                                       15.1           75.7            30.3          121.1
  Long-term liabilities                                            -              -            41.5           41.5
                                                         ------------    -----------    ------------   ------------
Total liabilities not subject to compromise                     15.1           75.7            71.8          162.6
Liabilities subject to compromise:
  Secured liabilities                                              -              -             5.8            5.8
  Unsecured liabilities                                        107.8           33.4            20.3          161.5
  Minority interests                                               -           13.7               -           13.7
                                                         ------------    -----------    ------------   ------------
Total liabilities subject to compromise                        107.8           47.1            26.1          181.0
                                                         ------------    -----------    ------------   ------------

Minority interests                                                 -           29.6               -           29.6
                                                         ------------    -----------    ------------   ------------
Total Liabilities                                              122.9          152.4            97.9          373.2

Shareholders' Equity:
  Common stock                                                     -              -             0.3            0.3
  Additional paid-in capital                                   264.7          111.0           (37.7)         338.0
  Treasury stock                                                   -              -          (310.6)        (310.6)
  Unearned compensation                                            -              -            (0.8)          (0.8)
  Retained earnings (deficit)                                 (148.9)         399.9          (226.0)          25.0
                                                         ------------    -----------    ------------   ------------
Total Shareholders' Equity (Deficit)                           115.8          510.9          (574.8)          51.9
                                                         ------------    -----------    ------------   ------------
Total Liabilities and Shareholders' Equity (Deficit)     $     238.7     $    663.3     $    (476.9)   $     425.1
                                                         ============    ===========    ============   ============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                     CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                For The Period From May 29, 2004 To July 3, 2004
                                   (Unaudited)
                          (tabular amounts in millions)

                                                                                               SCHEDULE 2

                                                   Athletic       Meldisco
                                                   Division       Division      Corporate         Total
                                                 ------------   ------------   ------------    ------------
Net sales                                        $         -    $      85.4    $         -     $      85.4
Cost of sales                                              -           60.8           (2.1)           58.7
                                                 ------------   ------------   ------------    ------------
  Gross profit                                             -           24.6            2.1            26.7

Store operating, selling,
general and   administrative expense                       -           21.3            3.3            24.6
Depreciation and amortization                              -            2.3            0.6             2.9
Interest (income) / expense                                -           (0.8)           1.2             0.4
                                                 ------------   ------------   ------------    ------------
  Loss before reorganization expenses                      -            1.8           (3.0)           (1.2)

Reorganization expenses:

  Store and distribution center closing
  and related asset impairment costs                       -            2.3              -             2.3
  Professional fees                                        -            2.0           (1.1)            0.9
                                                 ------------   ------------   ------------    ------------
   Loss before income taxes, minority interests
   and discontinued operations                             -           (2.5)          (1.9)           (4.4)
  Benefit for income taxes                                 -           (2.0)             -            (2.0)
                                                 ------------   ------------   ------------    ------------
   Loss before minority interests and
   discontinued operations                                 -           (0.5)          (1.9)           (2.4)

Minority interests in net loss of subsidiaries             -            1.0              -             1.0
Loss from discontinued Athletic Segment                (15.5)             -              -           (15.5)
Gain from disposal of Athletic Segment                   6.3              -              -             6.3
                                                 ------------   ------------   ------------    ------------

Net (loss) income                                $      (9.2)   $       0.5    $      (1.9)    $     (10.6)
                                                 ============   ============   ============    ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report

                                                                      SCHEDULE 3


Total Disbursements by Debtor Entity
For the Period From May 29 to July 3, 2004 amounted to $76.7 million.




See attached Exhibit 1 for details on an entity by entity basis.




-------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered


                                   EXHIBIT #1

                               JUNE MOR SCHEDULE 3
                               -------------------


CASE NO. 04-                              DEBTOR                                                                          TOTAL
                                                                                                                      DISBURSEMENTS
22350                  Footstar, Inc.                                                                                            0
22351                  Footstar Corporation                                                                             27,881,082
22352                  Apache-Minnesota Thom Mcan, Inc.                                                                      5,213
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                             0
22354                  Athletic Center, Inc.                                                                                 3,667
22355                  Feet Center, Inc.                                                                                   769,793
22356                  Feet of Colorado, Inc.                                                                              156,419
22357                  Footaction Center, Inc.                                                                              30,940
22358                  Footstar Center, Inc.                                                                                     0
22359                  FWS I, INC.                                                                                               0
22360                  FWS II, INC.                                                                                              0
22361                  LFD I, INC.                                                                                               0
22362                  LFD II, INC.                                                                                              0
22363                  Mall of America Fan Club, Inc.                                                                       52,127
22364                  Meldisco H.C., Inc.                                                                                  61,004
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                                        24,240
22366                  SHOE ZONE CENTER, INC.                                                                                    0
22367                  STELLAR WHOLESALING, INC.                                                                            48,430
22368                  Nevada Feet, Inc.                                                                                   133,107
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                              0
22370                  CD SERVICES LLC                                                                                           0
22371                  Footstar HQ, LLC                                                                                          0
22372                  FA SALES LLC                                                                                              0
22373                  CDIRECT, INC.                                                                                             1
22374                  LFD Operating, Inc.                                                                                       0
22375                  LFD Today, Inc.                                                                                           0
22376                  Feet HQ, Inc.                                                                                     2,792,097
22377                  FA HQ, Inc.                                                                                          12,121
22378                  AP LLC                                                                                                    0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                                       44,861
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                                        0
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                        18,821
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                                 31,729
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                                  0
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                                   50,333
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                                    0
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                                       12,353
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                           11,897
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                                      15,447
27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                                     3,847
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                                        0
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                                     12,402
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                                 0
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                                       0
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                                           0
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                                           0
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                            16,241
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                             0
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                                0
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                                        0
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                                          0
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                                          0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                             0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                            156
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                                         0
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                                           187
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                                    563
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                                           0
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                                0
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                        13,777
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                                      46,670
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                                      34,893
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                        20,322
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                                  0
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                                         0
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                              0
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                             0
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                                         0
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                               103,952
27041                  SHOE ZONE #8415                                                                                      74,130
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                                       124
27043                  SHOE ZONE #8414                                                                                      59,277
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                                        97
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                                       17,309
27046                  SHOE ZONE #8418                                                                                      60,971
27047                  SHOE ZONE 8432, INC.                                                                                 67,912
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                                       260
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                            21
27050                  SHOE ZONE 8439, INC.                                                                                 88,584
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                                   199
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                                   16,477
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                                   221
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                                        56
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                                         118
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                                      61,279
27058                  SHOE ZONE #8412                                                                                      59,628
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                                        191
27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                                 403
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                                 72
27062                  SHOE ZONE 8428, INC.                                                                                 54,813
27063                  SHOE ZONE 8421, INC.                                                                                 53,595
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                                        257
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                                            0
27067                  SHOE ZONE 8436, INC.                                                                                 41,717
27068                  WESTHEIMER SHOE ZONE, INC.                                                                            2,673
27069                  SHOE ZONE 8433, INC.                                                                                 47,003
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                             28
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                                        463
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                                    255
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                                148
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                                 116
27075                  SUNLAND SHOE ZONE, INC.                                                                               1,972
27076                  SHOE ZONE #8400                                                                                      70,868
27077                  SHOE ZONE #8401                                                                                      48,779

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27078                  SHOE ZONE #8402                                                                                      65,691
27079                  SHOE ZONE #8403                                                                                     110,273
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                                        509
27081                  SHOE ZONE #8419                                                                                      76,584
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                        137,413
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                                         140
27084                  SHOE ZONE #8406                                                                                      65,450
27085                  SHOE ZONE #8404                                                                                     110,975
27086                  SHOE ZONE #8407                                                                                     102,041
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                                 120,425
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                        65,631
27089                  SHOE ZONE 8435, INC.                                                                                 54,645
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                                           11
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                                     53,476
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                                    2,157
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                            3,513
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                            3,457
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                                     2,530
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                                 3,479
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                                        5,071
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                                     4,335
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                            3,763
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                           4,423
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                         19,725
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                         15,055
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                                       81
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                                     3,891
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                            3,725
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                              0
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                             0
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                                   3,020
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                          4,924
27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                              5,653
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                                      3,682
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                                 5,311
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                                        5,407
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                                      3,435
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                                        0
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                                      33,738
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                               10,213
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                               5,255
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                                0
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                             4,806
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                          5,386
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                              3,489
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                                      33,689
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                              4,912
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                                        5,868
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                                     27,408
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                           4,288
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                                    46,497
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                           2,826
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                           2,359
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                                            0
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                         4,343
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                             3,438
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                             4,204

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                                19,228
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                            3,783
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                              0
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                              0
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                                0
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                        55,332
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                          3,638
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                                       3,822
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                                    5,444
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                                 415
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                                         176
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                                         50
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                                      341
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                                   331
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                            285
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                                        144
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                                  491
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                                162
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                                     170
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                            383
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                                    123
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                                170
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                                  78
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                                       36
27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                                       161
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                                        238
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                                           149
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                                             0
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                                          0
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                          96,765
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                              0
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                                          0
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                                         0
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                                           325
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                             429
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                             29,896
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                              0
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                                    146
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                                         45
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                              0
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                          27,606
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                                  203
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                                      118
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                                   308
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                             229
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                                0
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                                 87
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                             0
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                             184
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                                       0
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                                      0
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                                            0
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                                 2,578
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                                        4,029
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                                        9,375
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                         4,529
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                          3,912

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                                       0
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                                     3,470
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                                0
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                                      0
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                           39,563
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                                       337
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                                             18
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                                 202
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                                 4
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                              0
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                                            0
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                          34,744
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                                    23,756
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                                            0
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                               0
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                              0
27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                                    123
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                                       18
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                            204
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                             478
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                                       216
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                                         237
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                              0
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                                          96
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                                    124
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                                         353
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                                         295
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                                         88
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                          3,945
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                           3,723
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                                      4,896
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                                  2,921
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                                291
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                            271
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                                       189
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                                        181
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                               0
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                              177
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                                     183
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                             0
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                               213
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                                     89
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                                     111
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                              52,845
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                                           0
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                         1,449
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                                            0
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                              0
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                                0
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                                   0
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                                   460
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                                          335
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                                      93
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                              204
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                                         199
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                                       244
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                                    156

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                                         86
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                                         336
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                              353
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                                           336
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                                         390
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                                          112
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                                       37
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                                      340
27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                               138
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                                  67
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                                 78
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                                         201
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                             640
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                                            352
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                                          481
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                             35
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                                           158
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                              60
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                                           78
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                                      383
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                                         91
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                                             0
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                                        100
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                               0
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                                      49
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                                         129
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                                       104
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                                        117
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                           186
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                                          100
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                              137
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                                769
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                               261
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                                   259
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                             159
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                                  165
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                             143
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                              365
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                             383
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                                     190
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                                          0
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                            130
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                                 0
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                                           522
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                             83
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                                   161
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                                   62
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                           4,328
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                          3,458
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                                        603
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                                           219
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                               215
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                              151
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                                 0
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                                         393
27304                  Galleria Pavilion Feet, Inc.                                                                        218,503
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                                            127

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                                   21,667
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                                   16,636
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                                       58,453
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                                   9,029
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                                    25,643
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                                     12,094
27312                  MELDISCO K-M JESUP, GA., INC.                                                                        17,345
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                                           15,115
27314                  MELDISCO K-M HURON, S.D., INC.                                                                       13,289
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                                    27,822
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                                 11,623
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                                    11,738
27318                  MELDISCO K-M LACEY, WASH., INC.                                                                      19,084
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                                    20,028
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                                  14,203
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                                           16,156
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                                  22,894
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                                   44,423
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                                       25,324
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                                     9,111
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                              15,514
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                                    12,401
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                                  26,140
27329                  MELDISCO K-M ELKTON, MD., INC.                                                                       20,612
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                                 15,508
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                                  14,544
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                                 28,073
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                              14,234
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                                      0
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                                       14,383
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                                      11,820
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                               18,623
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                               11,927
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                                          16,966
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                                   11,320
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                                     30,667
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                                    20,599
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                                22,929
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                                71,231
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                            330
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                                         317
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                                       216
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                            274
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                              463
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                                        221
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                                      112
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                                     0
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                                           24
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                                         468
27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                            43
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                                   179
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                                     441
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                                            0
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                                          162
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                                         358
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                                           70
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                                            701

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                                         102
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                            183
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                                           247
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                                       309
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                                          210
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                                     307
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                                          453
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                                            201
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                                         204
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                                    158
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                                     250
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                                        363
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                                      161
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                                         126
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                              0
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                                 122
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                                       259
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                                        270
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                                          246
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                                   329
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                              322
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                                    345
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                                     188
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                                    365
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                               422
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                                    181
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                                  90
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                               132
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                                        51
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                                    86
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                                         105
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                                             0
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                                          290
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                                       90
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                                      0
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                                           289
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                                       56
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                                           13
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                                74
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                                   0
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                                    94
27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                              35
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                              98
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                                           0
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                                   79
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                                 159
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                            126
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                                     593
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                                 329
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                               135
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                                    0
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                                 100
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                               119
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                                        0
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                                        79
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                                        145
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                                       109

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                                        119
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                                          115
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                                          257
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                                        265
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                                        612
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                                58
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                                       83
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                                   506
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                                 236
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                               307
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                               278
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                                131
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                                         289
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                                       0
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                              160
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                                    51
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                                    167
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                                     286
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                                  341
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                                   136
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                                      214
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                                        0
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                                       98
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                                     4
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                                         128
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                                        79
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                             679
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                              86
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                                   145
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                                    0
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                                      0
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                                   11
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                               11
27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                                            0
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                                        98
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                               18
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                                       396
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                               219
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                                            391
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                                         288
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                                  188
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                                          135
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                             225
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                                     182
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                             81
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                                      0
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                                           73
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                                       25
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                           155
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                                       159
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                                     0
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                                           347
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                                 124
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                              268
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                                         218
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                                        158
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                                      325

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                                      297
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                            294
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                                 156
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                                        1,065
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                                       59
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                                    95
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                                     279
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                                         214
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                                   750
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                                       289
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                                         180
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                                         88
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                               154
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                             36
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                                         164
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                                 51
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                                    79
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                                   246
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                                         62
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                                     0
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                               217
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                                          393
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                             116
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                              946
27501                  Washington Footaction, Inc.                                                                               0
27502                  Southwest Center Footaction, Inc.                                                                     1,780
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                               17,602
27504                  La Plaza Mall Footaction, Inc.                                                                       24,309
27505                  BERKLEY MALL FOOTACTION, INC.                                                                           832
27506                  Parkdale Mall Footaction, Inc.                                                                        4,483
27507                  Ocean County Mall Footaction, Inc.                                                                    5,457
27508                  Puente Hills Footaction, Inc.                                                                        15,764
27509                  Mall of Americas Footaction, Inc.                                                                     1,560
27510                  Mall St. Vincent Footaction, Inc.                                                                     1,498
27511                  Forest Village Park Footaction, Inc.                                                                  1,583
27512                  Washington Square Footaction, Inc.                                                                    4,357
27513                  Acadiana Footaction, Inc.                                                                                 0
27514                  Albany Mall Footaction, Inc.                                                                          1,208
27515                  Albuquerque Footaction, Inc.                                                                            360
27516                  Aurora Footaction, Inc.                                                                              16,581
27517                  Baldwin Hills Footaction, Inc.                                                                        2,011
27518                  Bergen Footaction, Inc.                                                                                 536
27519                  The Parks Footaction, Inc.                                                                              827
27520                  Stony Brook Footaction, Inc.                                                                         32,988
27521                  St. Louis Center Footaction, Inc.                                                                     1,165
27522                  South Park Mall Footaction, Inc.                                                                      1,265
27523                  COLUMBIA FOOTACTION, INC.                                                                             3,134
27524                  Collin Creek Footaction, Inc.                                                                           155
27525                  Birchwood Mall Footaction, Inc.                                                                           0
27526                  Hanes Mall Footaction, Inc.                                                                          32,658
27527                  Tulsa Promenade Footaction, Inc.                                                                        988
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                                0
27529                  Westfarms Open Country, Inc.                                                                         25,496
27530                  Cumberland Mall Footaction, Inc.                                                                      3,290
27531                  Eagle Ridge Footaction, Inc.                                                                            283
27532                  Almeda Footaction, Inc.                                                                              23,413
27533                  EASTLAND MALL FOOTACTION, INC.                                                                        1,628

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27534                  Edison Mall Footaction, Inc.                                                                            186
27535                  Topanga Footaction, Inc.                                                                             53,133
27536                  So. Orange Ave. Open Country, Inc.                                                                       23
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                                            51,749
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                            52,379
27539                  White Plains Galleria Footaction, Inc.                                                                2,659
27540                  Willowbrook Mall Footaction, Inc.                                                                     1,351
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                          15,189
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                                   60,560
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                                  14,782
27544                  Madison Square Mall Footaction, Inc.                                                                  3,510
27545                  The Plaza Footaction, Inc.                                                                              839
27546                  Rio-West Mall Footaction, Inc.                                                                       19,240
27547                  Rock Hill Mall Footaction, Inc.                                                                       3,125
27548                  Signal Hill Mall Footaction, Inc.                                                                     2,751
27549                  Las Americas Footaction, Inc.                                                                        17,861
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                                48,286
27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                                   20,975
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                                         33,335
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                              34,845
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                             21,727
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                                     23,154
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                                  31,729
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                               46,330
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                             20,964
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                             25,978
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                             26,408
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                                          35,578
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                             20,732
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                            28,288
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                                        27,748
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                           50,341
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                                        15,743
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                                           84,425
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                                           28,336
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                                           35,270
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                                         22,226
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                                          37,892
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                               15,777
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                                      55,563
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                                      15,977
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                                        14,350
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                               18,524
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                                          180,830
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                                          15,606
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                              19,068
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                                           21,054
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                                 30,128
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                                      26,987
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                                64,152
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                                          34,439
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                               18,209
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                                 14,008
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                                12,361
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                                       23,356
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                             23,918
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                                         32,401

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                             25,751
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                                         48,042
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                            13,869
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                           15,697
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                                            44,309
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                                 24,324
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                                    13,229
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                                    20,901
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                                       14,818
27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                                   18,973
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                                   11,869
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                                   15,097
27603                  MELDISCO K-M LORAIN, OH., INC.                                                                       24,347
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                                      10,936
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                                      21,751
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                                    27,713
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                                 14,551
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                                      9,177
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                                 36,188
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                            22,431
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                             32,232
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                                      94,986
27613                  MELDISCO K-M MONROE, N. C., INC.                                                                     23,406
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                                     13,649
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                                   27,421
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                                 13,962
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                                   24,980
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                              43,725
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                                    23,043
27620                  MELDISCO K-M CLARION, PA., INC.                                                                       9,952
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                                  13,028
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                                    21,551
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                                  13,642
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                                29,016
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                                     27,295
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                                         17,155
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                                15,466
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                                10,699
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                                   21,138
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                                  16,186
27631                  MELDISCO K-M MILFORD, CT., INC.                                                                      39,828
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                                   15,038
27633                  MELDISCO K-M EL PASO, TX., INC.                                                                      64,601
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                                      26,355
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                                 42,306
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                                    23,056
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                                   16,348
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                                    16,324
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                                   15,697
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                                           24,345
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                              20,630
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                                   12,548
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                                12,702
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                                   14,858
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                                     23,990
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                                  14,344
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                                       17,518

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                                   25,395
27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                                 22,747
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                              56,577
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                               26,632
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                                      21,602
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                               15,583
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                                    20,088
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                                      11,034
27656                  MELDISCO K-M DOVER, DEL., INC.                                                                       25,166
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                                     11,902
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                                10,512
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                             43,923
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                                13,347
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                                  18,105
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                                16,059
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                              28,472
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                                   16,064
27665                  MELDISCO K-M ENID, OKLA., INC.                                                                       15,553
27666                  MELDISCO K-M EXTON, PA., INC.                                                                        17,184
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                                   29,625
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                                 24,308
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                              11,244
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                              22,071
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                                   14,552
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                                    28,490
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                                    15,974
27674                  MELDISCO K-M CROFTON, MD., INC.                                                                      25,192
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                                   33,331
27676                  MELDISCO K-M DALTON, GA., INC.                                                                       28,191
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                                   21,663
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                                      18,850
27679                  Lafayette Feet, Inc.                                                                                 12,030
27680                  Springfield Feet, Inc.                                                                               72,555
27681                  Shreveport Feet, Inc.                                                                                10,477
27682                  Laredo Feet, Inc.                                                                                    33,875
27683                  Covington Feet, Inc.                                                                                  6,169
27684                  Ft. Myers Feet, Inc.                                                                                 54,199
27685                  Morrow Feet, Inc.                                                                                    55,504
27686                  Mesquite Feet, Inc.                                                                                  29,663
27687                  New Orleans Feet, Inc.                                                                               13,418
27688                  La Mesa Feet, Inc.                                                                                        0
27689                  Tempe Feet, Inc.                                                                                    136,415
27690                  San Diego Feet, Inc.                                                                                 20,061
27691                  Hialeah Feet, Inc.                                                                                   40,257
27692                  Houston Feet, Inc.                                                                                    5,920
27693                  Almeda Feet, Inc.                                                                                     9,535
27694                  East Towne Mall Feet, Inc.                                                                            5,968
27695                  Aventura Feet, Inc.                                                                                  22,563
27696                  Oklahoma City Feet, Inc.                                                                             25,785
27697                  Savannah Feet, Inc.                                                                                  53,350
27698                  Little Rock Feet, Inc.                                                                               21,753
27699                  Vista Feet, Inc.                                                                                     14,175
27700                  Austell Feet, Inc.                                                                                    4,503
27701                  West Palm Feet, Inc.                                                                                 52,805
27702                  Brownsville Feet, Inc.                                                                              184,398
27703                  Hurst Feet, Inc.                                                                                      6,404
27704                  Riverchase Feet, Inc.                                                                                 2,793

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27705                  Whitehall Feet, Inc.                                                                                 10,055
27706                  Princeton Feet, Inc.                                                                                      0
27707                  Southwest Freeway Feet, Inc.                                                                         43,151
27708                  Daytona Beach Feet, Inc.                                                                             19,613
27709                  Alpharetta Feet, Inc.                                                                                75,496
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                         4,873
27711                  Desert Ridge Feet, Inc.                                                                              44,312
27712                  Montgomery Feet, Inc.                                                                                12,965
27713                  Norman Feet, Inc.                                                                                    32,483
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                                      32,933
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                            19,962
27716                  MELDISCO K-M MISSION, TX., INC.                                                                      79,311
27717                  MELDISCO K-M MILFORD, MI., INC.                                                                      13,104
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                                       23,755
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                                  13,274
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                                        23,746
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                                           11,219
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                              24,371
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                             66,343
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                                    13,364
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                                  12,682
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                                    65,180
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                                    13,950
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                                     10,375
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                               13,615
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                                 14,623
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                                 37,737
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                                 18,878
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                                     15,898
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                                  12,190
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                                           11,080
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                                10,312
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                            16,975
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                                          44,956
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                             17,058
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                                  9,035
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                               19,782
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                                    22,342
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                                      12,924
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                               18,551
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                            18,826
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                                         19,055
27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                                53,785
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                                          12,651
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                                     11,510
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                            11,714
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                                          22,264
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                             12,753
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                               14,733
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                                 10,700
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                               16,122
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                                         12,601
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                                15,998
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                                      25,492
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                                11,589
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                              19,939
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                                15,936

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                                      22,586
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                              31,250
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                                       28,416
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                                 13,082
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                                13,510
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                               14,389
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                                           21,762
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                                           20,683
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                                  29,989
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                                      17,864
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                            14,525
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                                     29,502
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                                     15,273
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                                 17,345
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                                  35,380
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                                    16,472
27778                  SHOE ZONE #8437, INC.                                                                                59,806
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                                  14,745
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                              21,719
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                                17,122
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                                          15,344
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                            13,698
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                                           18,587
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                                   22,252
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                              26,475
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                                    0
27788                  Gainesville Feet, Inc.                                                                                    0
27789                  Kennesaw Feet, Inc.                                                                                  13,029
27790                  Hollywood Feet, Inc.                                                                                 34,625
27791                  Florida Mall Feet, Inc.                                                                              13,022
27792                  Fayetteville Feet, Inc.                                                                              20,275
27793                  Duluth Feet, Inc.                                                                                     6,545
27794                  Chattanooga Feet, Inc.                                                                               39,081
27795                  Bannister Feet, Inc.                                                                                 47,433
27796                  Augusta Feet, Inc.                                                                                   35,370
27797                  McAllen Feet, Inc.                                                                                   40,031
27798                  Overland Park Feet, Inc.                                                                             60,660
27799                  Miami Feet, Inc.                                                                                     42,514
27800                  Stonecrest Feet, Inc.                                                                                15,715
27801                  SAN YSIDRO FEET, INC.                                                                                11,509
27802                  San Antonio Feet, Inc.                                                                               47,529
27803                  Sunrise Feet, Inc.                                                                                   38,877
27804                  The Forum at Olympia Parkway Feet, Inc.                                                              26,724
27805                  Altamonte Springs Feet, Inc.                                                                         18,408
27806                  Galleria Feet, Inc.                                                                                   6,241
27807                  Antioch Feet, Inc.                                                                                      591
27808                  River Ridge Feet, Inc.                                                                                7,804
27809                  Quebec Square Feet, Inc.                                                                             35,861
27810                  Huntsville Feet, Inc.                                                                                 4,444
27811                  Market Plaza Feet, Inc.                                                                              29,024
27812                  Memphis Feet, Inc.                                                                                      357
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                                 12,396
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                                22,099
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                                   25,496
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                                    10,280
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                             17,884
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                             9,251

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                                 18,309
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                                    21,953
27821                  MELDISCO K-M MACON, GA., INC.                                                                        25,674
27822                  Southwyck Fan Club, Inc.                                                                             22,608
27823                  MELDISCO K-M MADISON, N.C., INC.                                                                     13,002
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                                     22,909
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                                    8,328
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                                  68,998
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                                   10,941
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                                11,868
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                               21,518
27830                  MELDISCO K-M LUTZ, FL., INC.                                                                         17,189
27831                  PARKCHESTER FOOTACTION, INC.                                                                         26,637
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                              0
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                              20,048
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                                  15,920
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                                   18,390
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                                    20,651
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                                  13,117
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                                    15,956
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                                  62,929
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                                    18,358
27841                  Security Square Mall Footaction, Inc.                                                                   819
27842                  San Jacinto Footaction, Inc.                                                                          4,234
27843                  Salmon Run Fan Club, Inc.                                                                                 0
27844                  Rockaway Open Country, Inc.                                                                              23
27845                  Rivergate Mall Footaction, Inc.                                                                         754
27846                  Parmatown Fan Club, Inc.                                                                                  0
27847                  Paterson Main Footaction, Inc.                                                                          611
27848                  Southland Terrace Footaction, Inc.                                                                    1,388
27849                  Southland Mall Footaction, Inc.                                                                         692
27850                  Providence County Fan Club, Inc.                                                                        892
27851                  Post Oak Mall Footaction, Inc.                                                                        1,898
27852                  Pico Rivera Footaction, Inc.                                                                          6,744
27853                  PHILADELPHIA FOOTACTION, INC.                                                                        25,397
27854                  Permian Mall Footaction, Inc.                                                                           366
27855                  Pecanland Mall Footaction, Inc.                                                                       2,296
27856                  Studio Village Footaction, Inc.                                                                         531
27857                  Staten Island Fan Club, Inc.                                                                          2,798
27858                  Springfield Mall Footaction, Inc.                                                                     1,186
27859                  Northwoods Mall Footaction, Inc.                                                                      2,030
27860                  Swansea Fan Club, Inc.                                                                               18,632
27861                  Sunrise Footaction, Inc.                                                                                278
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                                   13,788
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                            17,283
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                                  23,499
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                                  22,838
27866                  MELDISCO K-M BATH, N.Y., INC.                                                                        19,061
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                                 44,108
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                                   10,049
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                                   17,765
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                                    7,171
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                                      21,878
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                                           10,694
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                                    11,549
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                                       11,404
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                                    11,646

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                               12,205
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                                       45,504
27878                  MELDISCO K-M GRETNA, LA., INC.                                                                       21,075
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                                  8,672
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                                    20,736
27881                  Summit Place Fan Club, Inc.                                                                             284
27882                  Northgate - Seattle Open Country, Inc.                                                               51,192
27883                  North Milwaukee Avenue Footaction, Inc.                                                               1,016
27884                  Newport Center Fan Club, Inc.                                                                           630
27885                  Temple Footaction, Inc.                                                                                 353
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                                   855
27887                  Media City Fan Club, Inc.                                                                             1,836
27888                  MEMORIAL CITY UPRISE, INC.                                                                            4,084
27889                  Melbourne Square Fan Club, Inc.                                                                       1,934
27890                  Montebello Fan Club, Inc.                                                                               493
27891                  Montclair Fan Club, Inc.                                                                                305
27892                  Miami International Fan Club, Inc.                                                                      749
27893                  Mesilla Valley Mall Footaction, Inc.                                                                  7,044
27894                  Menlo Park Thom McAn, Inc.                                                                            5,281
27895                  Richland Mall Footaction, Inc.                                                                        1,315
27896                  Raleigh Springs Footaction, Inc.                                                                        906
27897                  The Landings Footaction, Inc.                                                                         1,138
27898                  Wrigley Marketplace Footaction, Inc.                                                                  1,336
27899                  Eastpoint Mall Footaction, Inc.                                                                         579
27900                  Footaction Gulfgate Mall, Inc.                                                                        4,579
27901                  White Marsh Open Country, Inc.                                                                        1,822
27902                  ARLINGTON UPRISE, INC.                                                                                3,509
27903                  Wiregrass Commons Footaction, Inc.                                                                    1,586
27904                  WOODLANDS UPRISE, INC.                                                                                8,038
27905                  JESSAMINE FOOTACTION, INC.                                                                              925
27906                  Jefferson Village Footaction, Inc.                                                                    1,059
27907                  Jefferson Footaction, Inc.                                                                              450
27908                  Iverson Mall Footaction, Inc.                                                                         1,208
27909                  Hilltop Footaction, Inc.                                                                              1,884
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                                      28,005
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                                      15,680
27912                  MELDISCO K-M MARTELL, CA., INC.                                                                       9,543
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                                11,564
27914                  MELDISCO K-M EUREKA, CA, INC.                                                                        26,373
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                                 27,992
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                                      12,965
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                                    36,503
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                                15,829
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                                          10,440
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                                22,355
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                                      13,256
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                                   27,542
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                                   10,420
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                                  18,211
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                                    23,265
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                                          11,208
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                                      16,576
27928                  MELDISCO K-M NASHUA, NH., INC.                                                                       12,496
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                        29,506
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                                  64,946
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                                     16,794
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                                    26,576

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                                    19,077
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                                     12,324
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                                 16,386
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                                       11,130
27937                  MELDISCO K-M DURHAM, NC., INC.                                                                       21,999
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                                     19,537
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                                           24,052
27940                  MELDISCO K-M FONTANA, CA., INC.                                                                      40,701
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                                          14,662
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                              9,433
27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                                  11,722
27944                  MELDISCO K-M ELKO, NV., INC.                                                                         12,751
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                                           24,170
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                            11,183
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                                    29,957
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                                34,173
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                                  17,411
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                                      21,347
27951                  MELDISCO K-M MERAUX, LA., INC.                                                                       28,305
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                                     14,552
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                                   9,413
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                              21,676
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                                 21,622
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                                  25,956
27957                  Eastland-Columbus Footaction, Inc.                                                                    2,473
27958                  Seminary South Footaction, Inc.                                                                       1,054
27959                  Regency Square Footaction, Inc.                                                                         769
27960                  Elizabeth Footaction, Inc.                                                                            2,020
27961                  Baton Rouge Footaction, Inc.                                                                         26,841
27962                  Coddingtown Footaction, Inc.                                                                         17,551
27963                  Florin Center Footaction, Inc.                                                                        4,103
27964                  Arsenal Footaction, Inc.                                                                                690
27965                  Florida Mall Footaction, Inc.                                                                         2,990
27966                  Bakersfield Footaction, Inc.                                                                            611
27967                  Beaver Mall Footaction, Inc.                                                                         32,075
27968                  Woodland Hills Footaction, Inc.                                                                         460
27969                  Greenmount Footaction, Inc.                                                                             849
27970                  Mccreeless Mall Footaction, Inc.                                                                      7,837
27971                  North Riverside Fan Club, Inc.                                                                          340
27972                  Northgate - Durham Footaction, Inc.                                                                  38,636
27973                  Brunswick Square Footaction, Inc.                                                                    21,592
27974                  Burlington Center (N.J.) Footaction, Inc.                                                               969
27975                  Colonial Heights Footaction, Inc.                                                                       404
27976                  CENTURY FOOTACTION, INC.                                                                                743
27977                  Southland-Hayward Footaction, Inc.                                                                   18,795
27978                  Coral Square Footaction, Inc.                                                                         5,077
27979                  Ross Park Mall Footaction, Inc.                                                                       1,380
27980                  Braintree Footaction, Inc.                                                                           34,823
27981                  Belden Footaction, Inc.                                                                              26,435
27982                  Brazos Mall Footaction, Inc.                                                                          2,247
27983                  Granger Footaction, Inc.                                                                                180
27984                  Greenbrier Mall Footaction, Inc.                                                                      1,355
27985                  Tacoma Mall Footaction, Inc.                                                                          1,974
27986                  Cheltenham Square Footaction, Inc.                                                                      223
27987                  Oxford Valley Mall Footaction, Inc.                                                                     196
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                                          0
27989                  Southern Park Footaction, Inc.                                                                        1,199

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27990                  Shannon Footaction, Inc.                                                                              6,458
27991                  Pearlridge Footaction, Inc.                                                                           2,785
27992                  Orange Park (FLA.) Footaction, Inc.                                                                     855
27993                  Midland Park Footaction, Inc.                                                                           492
27994                  Ridgedale Fan Club, Inc.                                                                              1,710
27995                  Peabody Open Country, Inc.                                                                               11
27996                  Chicago Ridge Footaction                                                                                603
27997                  Menlo Park Fan Club, Inc.                                                                               440
27998                  Merritt Island Footaction. Inc.                                                                         281
27999                  Md., Wheaton Footaction, Inc.                                                                         1,909
28000                  Biltmore Square Footaction, Inc.                                                                        645
28001                  Harlem-Irving Footaction, Inc.                                                                          343
28002                  Ingram Park Footaction, Inc.                                                                          1,794
28003                  Macon Mall Footaction, Inc.                                                                           1,782
28004                  Virginia Center Commons Footaction, Inc.                                                             20,015
28005                  Miami Flagler Footaction, Inc.                                                                        2,406
28006                  CT Post Fan Club, Inc.                                                                                2,448
28007                  Covina (Cal.) Footaction, Inc.                                                                       25,702
28008                  Christiana Footaction, Inc.                                                                           4,638
28009                  Manassas Footaction                                                                                     346
28010                  Governor's Square Footaction, Inc.                                                                       36
28011                  Sunland Park Footaction, Inc.                                                                         1,554
28012                  Denton Footaction, Inc.                                                                                 211
28013                  Broadway Footaction, Inc.                                                                               252
28014                  Cutler Ridge Mall Footaction, Inc.                                                                    2,076
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                                 23,719
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                                          14,049
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                                10,473
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                                     10,176
28019                  MELDISCO K-M CANTON, GA., INC.                                                                       24,319
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                                      10,652
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                                 18,419
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                                   13,638
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                                       15,422
28024                  MELDISCO K-M BUFORD, GA., INC.                                                                       31,350
28025                  MELDISCO K-M BURBANK, CA., INC.                                                                      35,467
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                                     13,841
28027                  MELDISCO K-M ATWATER, CA., INC.                                                                      19,320
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                                            47,683
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                                  13,393
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                                   17,176
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                                   17,721
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                              20,988
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                                    18,048
28034                  MELDISCO K-M BUTTE, MT., INC.                                                                        14,016
28035                  MELDISCO K-M CHESTER, VA., INC.                                                                      15,072
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                                  18,125
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                               26,077
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                                14,857
28039                  MELDISCO K-M ANOKA, MN., INC.                                                                        14,699
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                                 17,151
28041                  MELDISCO K-M ARECIBO, PR., INC.                                                                      66,646
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                                21,217
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                                   19,560
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                                   24,227
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                                   10,802
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                                19,077

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                                    29,199
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                                    16,529
28049                  MELDISCO K-M BANNING, CA., INC.                                                                      26,813
28050                  MELDISCO K-M CHESTERTON IND INC                                                                      19,294
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                                      14,978
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                                   12,616
28053                  MELDISCO K-M NEW ALBANY IN INC                                                                       16,723
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                                  28,654
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                                    15,188
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                              21,900
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                                  11,950
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                                    10,047
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                                     12,962
28060                  MELDISCO K-M WARREN, PA., INC.                                                                       13,823
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                                  13,149
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                                  13,760
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                                 13,125
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                                 34,850
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                              24,927
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                                    24,752
28067                  MELDISCO K-M INDIANA, PA., INC.                                                                      10,875
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                                    15,757
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                                      20,075
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                                     17,317
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                              35,543
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                                 12,356
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                                         28,027
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                                       17,469
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                                   7,718
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                                  23,165
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                                     12,018
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                                    18,424
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                                    23,166
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                                  14,912
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                                 46,463
28082                  MELDISCO K-M LODI, N.J., INC.                                                                        45,212
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                                   16,375
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                                     11,349
28085                  MELDISCO K-M CARY, N.C., INC.                                                                        18,616
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                              29,558
28087                  MELDISCO K-M LODI, CA., INC.                                                                         18,102
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                                 20,921
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                                    15,249
28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                                     16,987
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                                 15,192
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                                   13,349
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                                  50,923
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                               17,657
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                                     30,535
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                                 12,922
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                                   15,791
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                             11,540
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                                 8,664
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                                23,986
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                                      15,697
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                                     22,306
28103                  MELDISCO K-M LAYTON, UT., INC.                                                                       19,510

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28104                  MELDISCO K-M JASPER, ALA., INC.                                                                      16,793
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                                           61,657
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                                    17,327
28107                  MELDISCO K-M PINOLE, CA., INC.                                                                       28,984
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                                   18,722
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                                          11,481
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                                      14,325
28111                  MELDISCO K-M AUBURN, CA., INC.                                                                       13,882
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                                    18,403
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                                     23,849
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                                  15,130
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                                  18,838
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                                     12,172
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                                     15,471
28118                  MELDISCO K-M GAS CITY IND INC                                                                        16,446
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                                  16,310
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                                     9,108
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                                 24,904
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                                   11,717
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                                           15,061
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                                11,001
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                                     14,687
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                                   17,045
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                                       11,823
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                              13,897
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                                        9,872
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                                     13,940
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                                 10,760
28132                  Colonial Feet, Inc.                                                                                  36,144
28133                  Laurel Centre Footaction, Inc.                                                                          592
28134                  Irving Footaction, Inc.                                                                               3,831
28135                  Carolina Footaction, Inc.                                                                             5,537
28136                  Canal and Bourbon St. Footaction, Inc.                                                                1,935
28137                  Longview Footaction, Inc.                                                                               436
28138                  Bonita Lakes Footaction, Inc.                                                                         1,912
28139                  Augusta Mall Footaction, Inc.                                                                         1,932
28140                  Eatontown Open Country, Inc.                                                                          4,875
28141                  CARY FOOTACTION, INC.                                                                                 2,431
28142                  East Towne Mall Footaction, Inc.                                                                      1,449
28143                  Basset Center Footaction, Inc.                                                                        9,488
28144                  Raceway Fan Club, Inc.                                                                                2,989
28145                  Carousal Center Footaction, Inc.                                                                      5,718
28146                  Colonial Park Footaction, Inc.                                                                          317
28147                  Avenida Norte Footaction, Inc.                                                                            0
28148                  Bradley Square Footaction, Inc.                                                                      97,305
28149                  DEPTFORD FOOTACTION, INC.                                                                             7,211
28150                  Eastridge Mall Footaction, Inc.                                                                       2,187
28151                  Trumbull Park Fan Club, Inc.                                                                            870
28152                  Southpark Footaction, Inc.                                                                               12
28153                  Valley Hills Footaction, Inc.                                                                        21,665
28154                  West Oaks Footaction, Inc.                                                                            8,344
28155                  Northwest Footaction, Inc.                                                                            2,639
28156                  Village Mall Footaction, Inc.                                                                         1,265
28157                  Vintage Faire Footaction, Inc.                                                                          532
28158                  Redondo Beach Footaction, Inc.                                                                       19,177
28159                  River Ridge Mall Footaction, Inc.                                                                       970
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                         20,386

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                                          36,614
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                                            26,020
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                                 16,157
28164                  MELDISCO K-M AURORA, COLO., INC.                                                                     52,898
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                              25,705
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                                            23,639
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                                23,261
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                             30,338
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                                         10,715
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                                19,263
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                             23,640
28172                  Eastgate Footaction, Inc.                                                                               253
28173                  Dolphin Mall Footaction, Inc.                                                                         2,512
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                                 44,471
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                                     19,079
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                                      17,194
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                                    82,160
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                                          34,281
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                                35,943
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                                    21,245
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                                         101,557
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                             50,505
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                                           83,837
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                                    14,998
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                             33,245
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                                        34,423
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                                        52,506
28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                               25,472
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                                         21,750
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                                 19,870
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                            14,261
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                                     28,324
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                                            30,174
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                            17,728
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                                          29,342
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                            61,037
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                                        30,107
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                                23,508
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                            25,545
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                                         32,083
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                             31,799
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                                          28,452
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                                         67,190
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                                         64,403
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                                28,492
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                                          27,986
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                                           68,653
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                                      120,023
28209                  MELDISCO K-M BRANSON, MO., INC.                                                                      25,446
28210                  MELDISCO K-M BISHOP, CA., INC.                                                                       19,010
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                                       17,829
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                                     21,780
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                             39,301
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                                 15,579
28215                  MELDISCO K-M BEDFORD IND INC                                                                         13,648
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                                      92,883
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                                     21,424

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                               16,527
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                                           58,659
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                             19,035
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                                 10,654
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                                    39,464
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                                     46,666
28224                  MELDISCO K-M AMES, IOWA, INC.                                                                        11,791
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                                      18,767
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                                    14,296
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                                  30,902
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                                   30,102
28229                  Lakeforest Fan Club, Inc.                                                                               347
28230                  Hanford Fan Club, Inc.                                                                                  751
28231                  Greece Town Mall Fan Club, Inc.                                                                      14,135
28232                  Fox Valley Footaction, Inc.                                                                          38,505
28233                  Boulevard Mall Fan Club, Inc.                                                                           917
28234                  Harrisburg East Footaction, Inc.                                                                      1,640
28235                  Hattisburg Footaction, Inc.                                                                           1,624
28236                  Haywood Footaction, Inc.                                                                              1,345
28237                  Hulen Footaction, Inc.                                                                                  622
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                                    3,248
28239                  Regency Square Footaction, Inc.                                                                       1,213
28240                  Serramonte Footaction, Inc.                                                                          10,267
28241                  Park City Footaction, Inc.                                                                           21,540
28242                  Prince George's Footaction, Inc.                                                                     40,654
28243                  Prien Lake Footaction, Inc.                                                                             366
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                                      294
28245                  Palm Beach Footaction, Inc.                                                                           3,407
28246                  Ocala Footaction, Inc.                                                                               13,705
28247                  Oxmoor Center Footaction, Inc                                                                            76
28248                  Cortana Footaction, Inc.                                                                                613
28249                  Emerald Square Footaction, Inc.                                                                      51,460
28250                  Fairlane Footaction, Inc.                                                                             2,693
28251                  Oakwood Footaction, Inc.                                                                                724
28252                  Cherry Hill Footaction, Inc.                                                                          1,753
28253                  Cloverleaf Footaction, Inc.                                                                           1,645
28254                  Coronado Center Footaction, Inc.                                                                        329
28255                  PLaza del Caribe Footaction, Inc.                                                                    19,422
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                                         30,093
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                                    26,583
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                                 21,908
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                                 29,759
28260                  MELDISCO K-M HOUMA, LA., INC.                                                                        14,075
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                                    15,077
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                                    27,533
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                                            34,468
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                                    33,866
28265                  MELDISCO K-M POCATELLO, INC.                                                                         13,849
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                                    25,281
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                                  38,832
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                                    54,852
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                                16,888
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                             17,957
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                                   13,537
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                                     22,255
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                                  21,573
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                                17,230

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                               24,039
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                                      12,973
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                             23,036
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                                    11,533
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                               17,932
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                                  10,708
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                                24,223
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                                 11,467
28283                  MELDISCO K-M WARSAW IND INC                                                                          18,407
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                                    15,534
28285                  MELDISCO K-M ELWOOD IND INC                                                                          15,254
28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                                    13,783
28287                  MELDISCO K-M OLATHE, KS., INC.                                                                       16,930
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                                 24,021
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                                     16,814
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                                  9,883
28291                  MELDISCO K-M ENOLA, PA., INC.                                                                        14,566
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                                  26,262
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                               28,595
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                                            40,340
28295                  MELDISCO K-M WICHITA, KS., INC.                                                                      10,993
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                                        15,563
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                                  14,808
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                                 16,638
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                                    10,305
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                                    22,717
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                                     25,002
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                                   10,948
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                              19,856
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                                      23,757
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                                           22,221
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                                         20,535
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                                            32,593
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                                         46,029
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                                          31,037
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                           33,615
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                                          16,353
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                            22,286
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                                            37,751
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                                           15,937
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                                30,369
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                                         22,072
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                                 40,982
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                                         61,301
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                            19,737
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                                            40,383
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                                            0
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                             31,746
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                                 9,765
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                                           25,145
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                                       15,590
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                                           24,187
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                              25,172
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                                     22,721
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                                 19,789
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                            17,285
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                                         35,604

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                                           18,347
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                                  12,114
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                                     27,850
28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                                           28,927
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                            29,815
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                                       17,688
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                                           23,452
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                                           25,378
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                                         15,613
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                               19,962
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                             20,401
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                                 16,637
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                                          31,529
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                               46,389
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                                 22,339
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                                        15,394
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                             13,817
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                                24,888
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                                  24,627
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                                    33,056
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                            15,780
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                               26,567
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                                          28,769
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                                  18,566
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                             28,983
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                                         13,947
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                             19,282
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                             15,488
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                                    20,023
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                                   34,776
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                                    13,726
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                                   18,901
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                                  21,744
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                               51,408
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                                     38,969
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                                   13,535
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                                    64,750
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                                 16,926
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                                25,515
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                                    15,740
28372                  MELDISCO K-M RIPON, WI., INC.                                                                        14,856
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                                   23,109
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                                25,102
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                                   12,711
28376                  MELDISCO K-M WISE, VA., INC.                                                                         17,378
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                                   16,369
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                                     11,394
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                                  15,066
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                                     21,536
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                            26,012
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                                            24,924
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                                     11,761
28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                               22,029
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                                  18,540
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                                 19,477
28387                  MELDISCO K-M ST. JOSEPH, MO., INC.                                                                    9,555
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                                   10,756

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                              25,717
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                                   16,893
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                                  17,281
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                               19,200
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                                     17,687
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                                10,323
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                                           22,623
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                                     10,449
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                                   14,343
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                                21,922
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                                     30,925
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                                     51,645
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                                   18,818
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                                   13,642
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                                         45,015
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                            22,008
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                                    14,291
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                                    33,142
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                                  23,553
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                                     27,728
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                                50,218
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                               35,142
28411                  MELDISCO K-M KENT, WASH., INC.                                                                       27,202
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                                     16,918
28413                  MELDISCO K-M GONZALES, LA., INC.                                                                     17,110
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                                      13,155
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                            15,026
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                                    139
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                                           167
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                                          22,995
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                            12,113
28420                  Highland Mall Footaction, Inc.                                                                        1,330
28421                  Military Circle Footaction, Inc.                                                                      1,004
28422                  Mall of Abilene Footaction, Inc.                                                                        422
28423                  Santurce Footaction, Inc.                                                                             5,708
28424                  Sikes Center Footaction, Inc                                                                            281
28425                  Newburgh Mall Footaction, Inc.                                                                        1,251
28426                  Newport City Thom McAn, Inc                                                                           4,790
28427                  Marquette Mall Footaction, Inc.                                                                         335
28428                  Granite Run Fan Club, Inc.                                                                            1,916
28429                  Gadsden Mall Footaction, Inc.                                                                           687
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                              422
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                                       196
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                               24,349
28433                  Georgia Square Footaction, Inc.                                                                       1,392
28434                  Great Northwest Footaction, Inc.                                                                         89
28435                  Hamilton Place Footaction, Inc.                                                                         170
28436                  Sharpstown Center Footaction, Inc.                                                                    7,493
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                                    184
28438                  Great Mall Footaction, Inc.                                                                             657
28439                  Mall Del Norte Footaction, Inc.                                                                       1,183
28440                  Valle Vista Footaction, Inc.                                                                            364
28441                  Metro North Footaction, Inc.                                                                          2,293
28442                  Natick Mall Footaction, Inc.                                                                             96
28443                  North East Footaction, Inc.                                                                             947
28444                  Independence Center Footaction, Inc.                                                                  2,573
28445                  West Oaks Footaction, Inc.                                                                              743

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28446                  South Plains Footaction, Inc.                                                                         8,921
28447                  Southlake Mall Footaction, Inc.                                                                       3,414
28448                  Tucson Mall Footaction, Inc.                                                                            284
28449                  Town East Footaction, Inc.                                                                            2,262
28450                  University Footaction, Inc.                                                                              97
28451                  Solomon Pond Footaction, Inc.                                                                           373
28452                  Warner Robins Galleria Footaction, Inc.                                                                 849
28453                  Carolina East Footaction, Inc.                                                                       15,079
28454                  Camp Wisdom Footaction, Inc.                                                                            295
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                          3,033
28456                  Capital Footaction, Inc.                                                                             17,050
28457                  Boynton Beach Footaction, Inc.                                                                        2,214
28458                  Annapolis Mall Footaction, Inc.                                                                      15,548
28459                  Citadel Mall Footaction, Inc.                                                                         2,635
28460                  Steamtown Footaction, Inc.                                                                           25,990
28461                  St. Clair FootAction, Inc.                                                                              803
28462                  Pasadena Towne Square Footaction, Inc.                                                                1,314
28463                  Mt. Berry Square Footaction, Inc,                                                                       847
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                               0
28465                  Tyrone Square Footaction, Inc.                                                                          359
28466                  OAK HOLLOW FOOTACTION, INC.                                                                           1,079
28467                  Mall at 163rd St. Footaction, Inc.                                                                      595
28468                  Northgate Footaction, Inc.                                                                                0
28469                  Magnolia Mall Footaction, Inc.                                                                        2,866
28470                  Columbia Center Footaction, Inc.                                                                     14,814
28471                  FOUR SEASONS FOOTACTION, INC.                                                                         1,272
28472                  Greenspoint Footaction, Inc.                                                                         30,580
28473                  Gulf View Square Footaction Inc.                                                                      1,338
28474                  Golden East Crossing Footation, Inc.                                                                  1,456
28475                  Hudson Mall Footaction, Inc.                                                                          2,356
28476                  Spring Hill Footaction, Inc.                                                                            604
28477                  Taylor Township Footaction, Inc                                                                       1,237
28478                  Broward Mall Footaction, Inc.                                                                         1,347
28479                  Fairgrounds Sq. Footaction, Inc.                                                                      1,468
28480                  Oak Park Footaction, Inc.                                                                            35,764
28481                  Kenner Footaction, Inc.                                                                               1,457
28482                  Old Hickory Mall Footaction, Inc.                                                                     2,540
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                                        0
28484                  W. Mifflin Footaction, Inc.                                                                             950
28485                  Lakeland Square Footaction, Inc.                                                                      1,112
28486                  Westgate Mall Footaction, Inc.                                                                          875
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                                       729
28488                  Anderson Footaction, Inc.                                                                            18,809
28489                  MELDISCO K-M PROVO, UT., INC.                                                                        15,681
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                              29,491
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                                  34,008
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                                      18,033
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                                      25,665
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                              14,148
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                                      18,723
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                               80,016
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                                           21,871
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                                   26,152
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                                     22,501
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                             14,481
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                                     38,137
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                                    25,529

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                                  11,370
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                                     18,267
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                               17,685
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                               12,521
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                               18,845
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                            14,358
28509                  MELDISCO K-M HUNTINGTON IND INC                                                                      15,609
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                                  21,181
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                                     14,370
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                                   22,409
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                                      16,665
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                                     20,979
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                                       13,479
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                              13,978
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                               18,054
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                                    15,318
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                                     14,451
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                                   18,784
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                                   26,323
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                                    51,354
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                                  18,935
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                                    19,771
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                                28,546
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                                      16,726
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                                   23,506
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                                   49,281
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                               15,133
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                                  11,722
28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                                    18,248
28532                  MELDISCO K-M HELENA, MONT., INC.                                                                      8,374
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                                   33,598
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                              11,045
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                            14,152
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                                 23,127
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                                         27,466
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                            43,944
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                                          24,346
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                                          18,237
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                            21,826
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                                          19,234
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                             18,361
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                               11,441
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                                        26,433
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                            19,461
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                                           19,772
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                            13,734
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                                          56,696
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                                43,865
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                                           12,319
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                                15,736
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                                           44,798
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                                  57,319
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                             27,918
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                                         27,952
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                                     83,594
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                               20,186
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                            23,013

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                                     24,956
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                                21,043
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                                         15,361
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                                            24,375
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                                     31,802
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                                     57,392
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                                19,868
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                                     32,163
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                                         43,895
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                                           19,551
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                                           13,364
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                               24,625
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                             18,259
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                               23,823
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                            15,767
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                            29,651
28576                  MILES MELDISCO K-M DENVER, INC.                                                                      19,143
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                            36,505
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                                 26,861
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                                  34,437
28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                             177,116
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                               15,536
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                              18,912
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                              16,532
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                                 16,828
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                                  12,177
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                               13,756
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                            21,262
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                               15,736
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                                 15,317
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                                         14,606
28591                  MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                                               19,006
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                                     15,954
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                                19,484
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                               21,286
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                                      24,763
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                                   24,396
28597                  MELDISCO K-M SAYRE, PA., INC.                                                                        17,707
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                                13,827
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                                     8,699
28600                  MELDISCO K-M LA PORTE IND INC                                                                        19,495
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                                 20,095
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                                28,999
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                                   18,591
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                                           13,176
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                                   14,949
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                               31,063
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                                 19,165
28608                  MELDISCO K-M HERNDON, VA., INC.                                                                      36,871
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                                    18,134
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                                 18,881
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                                   15,075
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                                   28,789
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                                  20,268
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                              15,028
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                                      19,451
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                                  22,722

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28617                  MELDISCO K-M BERWICK, PA., INC.                                                                      12,244
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                               61,710
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                                   20,603
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                             12,325
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                                    33,292
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                                    15,483
28623                  MELDISCO K-M AUGUSTA, MAINE, INC.                                                                    11,673
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                                   11,262
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                               26,416
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                                    20,504
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                                  61,481
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                                    11,058
28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                                    38,907
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                                    25,097
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                                   16,936
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                                 14,949
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                                33,050
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                            21,040
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                                  16,244
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                            12,948
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                                    14,646
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                                    12,407
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                                     6,807
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                                    15,848
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                                   22,491
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                                       16,423
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                                  19,123
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                                       9,277
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                                   33,383
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                                    15,645
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                                  11,384
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                                  31,221
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                                   17,680
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                              19,287
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                                  13,874
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                                           20,180
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                                 16,610
28654                  MELDISCO K-M WINONA, MINN., INC.                                                                     10,725
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                                     16,113
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                               11,909
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                                   9,957
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                               35,899
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                                 18,909
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                                    11,436
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                                     12,360
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                                   15,983
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                                     12,789
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                              27,300
28665                  MELDISCO K-M ALMA, MICH., INC.                                                                       15,188
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                              10,062
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                                     82,544
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                                  9,174
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                                48,676
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                                     47,237
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                                     35,026
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                                 19,128
28673                  MELDISCO K-M KEARNS, UT., INC.                                                                       20,937

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                                 9,672
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                               35,860
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                                     16,056
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                                   7,757
28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                                    17,481
28679                  MELDISCO K-M BROWNSBURG IN INC                                                                       15,903
28680                  MELDISCO K-M CODY, WY., INC.                                                                          8,517
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                                  15,893
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                                 15,077
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                                     22,337
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                                      13,173
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                                   23,100
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                                   13,504
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                              23,779
28688                  MELDISCO K-M CLINTON, MD., INC.                                                                      29,557
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                                 15,960
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                                   9,324
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                                  11,492
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                            15,138
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                                  26,938
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                                 15,791
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                                  15,329
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                                       48,615
28697                  MELDISCO K-M VINCENNES IND INC                                                                       14,360
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                                        74,900
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                                    10,377
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                                    11,561
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                                  20,713
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                                           14,380
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                                           17,349
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                              15,882
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                                    10,158
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                                 22,829
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                                 14,111
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                                  31,477
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                                    27,689
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                                           47,345
28711                  MELDISCO K-M GREENWOOD IND INC                                                                       23,314
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                                24,591
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                                 19,406
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                                   14,617
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                            23,373
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                             28,892
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                                        87,622
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                               20,601
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                                 21,409
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                                 20,930
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                                14,748
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                              19,563
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                                 21,107
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                                  12,741
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                                  17,174
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                            11,663
28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                               26,752
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                                 13,458
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                                   41,972
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                                    21,328

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                                16,939
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                                  29,097
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                                    27,339
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                                 22,146
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                                           16,705
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                                  36,054
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                                    19,086
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                             21,568
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                              50,581
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                            15,719
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                                  17,247
28742                  MELDISCO K-M MERRILLVILLE INC                                                                        26,557
28743                  MELDISCO K-M OREM UTAH, INC.                                                                         15,515
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                                            28,376
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                                  19,112
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                                13,303
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                              11,560
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                                     29,847
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                                   13,344
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                                     20,469
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                                    12,806
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                                      15,006
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                                       19,820
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                                    16,281
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                                    23,378
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                                 13,588
28757                  MELDISCO K-M SAUGAS, MASS., INC.                                                                     31,934
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                            20,786
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                               17,254
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                                 10,842
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                                    20,027
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                                   23,585
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                                18,819
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                                        23,058
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                             13,479
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                                29,313
28767                  MELDISCO K-M NAPLES, FLA., INC                                                                       18,956
28768                  MELDISCO K-M NAMPA, ID., INC.                                                                        15,717
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                                 54,156
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                                         34,805
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                                  13,871
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                                   9,842
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                                     9,264
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                                      41,001
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                              31,877
28776                  MELDISCO K-M MARLTON, N.J., INC.                                                                     16,033
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                                     21,767
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                             22,852
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                                16,675
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                                      16,599
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                                75,217
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                                21,506
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                                17,195
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                                      17,291
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                                 23,582
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                                      23,503
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                                18,559

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                                  23,691
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                                     43,857
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                               15,237
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                                    18,168
28792                  MELDISCO K-M UTICA, MICH., INC.                                                                      13,593
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                              17,374
28794                  MELDISCO K-M VERNON, CONN., INC.                                                                     32,043
28795                  MELDISCO K-M VENICE, FLA., INC.                                                                      16,143
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                                  16,268
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                                 28,839
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                                23,316
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                                    18,424
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                                  41,248
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                                      17,721
28802                  MELDISCO K-M TIFTON, GA., INC.                                                                       15,300
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                                  24,184
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                                      18,099
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                                 22,244
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                               20,966
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                                  9,372
28808                  MELDISCO K-M PERU IND INC                                                                            14,153
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                                   53,124
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                                    18,187
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                                    16,616
28812                  MELDISCO K-M READING, PA., INC.                                                                      23,437
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                                19,036
28814                  MELDISCO K-M PASADENA, MD., INC.                                                                     27,319
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                                8,364
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                                      17,850
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                                14,327
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                                    20,502
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                                   21,301
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                                    25,329
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                               21,756
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                                     11,560
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                                   27,810
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                              216
28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                           59,136
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                                  21,395
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                                 22,345
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                                   14,260
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                                          30,630
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                                        22,355
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                              20,157
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                                           22,123
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                                   24,414
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                                  22,103
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                                          39,143
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                                            0
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                            13,320
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                                         16,667
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                              15,888
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                              17,437
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                             87,307
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                              13,078
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                                        24,256
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                                           14,928

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                                         35,945
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                                        20,194
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                                          23,694
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                                           21,224
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                                 19,132
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                        58,160
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                                          33,926
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                               25,486
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                              16,962
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                                            55,165
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                             25,781
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                              3,152
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                             31,430
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                              24,712
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                          26,596
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                                     15,786
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                                 23,096
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                               21,356
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                            12,847
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                                          16,541
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                              34,481
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                            11,417
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                            11,624
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                            18,057
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                                           14,095
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                            17,271
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                               18,911
28872                  Gurnee Mills Fan Club, Inc.                                                                             812
28873                  Hickory Hollow Mall Footaction, Inc.                                                                  1,760
28874                  Hickory Ridge Mall Footaction, Inc.                                                                     885
28875                  Highland Park Footaction, Inc.                                                                        3,098
28876                  Hamtramck Footaction, Inc.                                                                            4,406
28877                  Hallwood Footaction, Inc.                                                                             5,757
28878                  Hamilton Fan Club, Inc.                                                                                 874
28879                  Tyler Mall Fan Club, Inc.                                                                               551
28880                  Upper Darby Footaction, Inc.                                                                          2,870
28881                  GETTY SQUARE FOOTACTION, INC.                                                                        18,104
28882                  Grand Boulevard Footaction, Inc.                                                                      2,968
28883                  Grand Rapids Footaction, Inc.                                                                           850
28884                  Greenbriar Mall Footaction, Inc.                                                                      2,335
28885                  Forest Hills Footaction, Inc.                                                                         9,383
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                                     2,528
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                                       1,508
28888                  Eastridge Fan Club, Inc.                                                                                516
28889                  The Meadows Fan Club, Inc.                                                                            1,884
28890                  The Village Footaction, Inc.                                                                          3,047
28891                  Tower Center Footaction, Inc.                                                                         2,502
28892                  Treasure Coast Mall Footaction, Inc.                                                                 21,009
28893                  Troy Footaction, Inc.                                                                                 2,251
28894                  Tukwila Open Country, Inc.                                                                            4,928
28895                  Ladera Center Footaction, Inc.                                                                        4,466
28896                  LAFAYETTE FOOTACTION, INC.                                                                               13
28897                  Lakewood Fan Club, Inc.                                                                               3,728
28898                  Lee Harvard Footaction, Inc.                                                                            436
28899                  Leominster Fan Club, Inc.                                                                               140
28900                  Lincoln Park Footaction, Inc.                                                                         2,378
28901                  Lloyd Center Fan Club, Inc.                                                                             596

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28902                  Mall @ Barnes Crossing Footaction, Inc.                                                                 696
28903                  Macomb Mall Footaction, Inc.                                                                            597
28904                  Mall De Aguilas Footaction, Inc.                                                                        755
28905                  MARKET CENTER FOOTACTION, INC.                                                                        3,631
28906                  Marketplace at Hollywood Footaction, Inc.                                                             4,052
28907                  Quaker Bridge Open Country, Inc.                                                                        720
28908                  Fresno Fan Club, Inc.                                                                                 2,975
28909                  Freedom Mall Footaction, Inc.                                                                         4,819
28910                  Sunbury Footaction, Inc.                                                                             18,951
28911                  Sawgrass Fan Club, Inc.                                                                               1,285
28912                  Padre Footaction, Inc.                                                                               34,731
28913                  Vista Ridge Mall Footaction, Inc.                                                                    17,184
28914                  Washington Street Fan Club, Inc.                                                                      1,068
28915                  WEST END MALL FOOTACTION, INC.                                                                        1,617
28916                  Westgate Fan Club, Inc.                                                                               1,024
28917                  Westland-Haileah Fan Club, Inc.                                                                       2,217
28918                  Killeen Mall Footaction, Inc.                                                                           267
28919                  Kings Plaza Fan Club, Inc.                                                                            7,246
28920                  Lawndale Plaza Footaction, Inc.                                                                       1,300
28921                  Dallas Galleria Footaction, Inc.                                                                        237
28922                  Ala Moana Footaction, Inc.                                                                           23,445
28923                  Del Amo Fan Club, Inc.                                                                                7,070
28924                  Dartmouth Fan Club, Inc.                                                                             18,428
28925                  Fairfield Commons Fan Club, Inc.                                                                      4,558
28926                  Cross County (N.Y.) Fan Club, Inc.                                                                    7,102
28927                  Chula Vista Fan Club, Inc.                                                                            1,022
28928                  Alexandria Mall Footaction, Inc.                                                                      3,446
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                                   15,266
28930                  Crossgates Fan Club, Inc.                                                                                 0
28931                  Square One Footaction, Inc.                                                                             865
28932                  Southridge Footaction, Inc.                                                                           1,431
28933                  Southland Mall Footaction, Inc.                                                                         339
28934                  Solano Footaction, Inc.                                                                               2,825
28935                  West Towne Footaction, Inc.                                                                             370
28936                  Fiesta Footaction, Inc.                                                                               5,442
28937                  Bel-Air Center Footaction, Inc.                                                                       4,019
28938                  Bel Air Mall Footaction, Inc.                                                                        45,245
28939                  West Ridge Footaction, Inc.                                                                           1,531
28940                  Deptford Open Country, Inc.                                                                             388
28941                  Desoto Square Mall Footaction, Inc.                                                                   1,393
28942                  Dover Mall Footaction, Inc.                                                                           1,080
28943                  Chatham Ridge Footaction, Inc.                                                                        1,765
28944                  Cielo Vista Mall Footaction, Inc.                                                                    31,575
28945                  San Leandro Footaction, Inc.                                                                            982
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                                2,799
28947                  Ford City Footaction, Inc.                                                                           10,364
28948                  Gentilly Woods Footaction, Inc.                                                                       1,407
28949                  Carson Mall Fan Club, Inc.                                                                            1,468
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                            2,339
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                               681
28952                  Seatac Footaction, Inc.                                                                                  31
28953                  Westgate Footaction, Inc.                                                                             3,158
28954                  Randall Park Footaction, Inc.                                                                         2,102
28955                  Riverchase Footaction, Inc.                                                                          18,565
28956                  Rimrock Footaction, Inc.                                                                                  0
28957                  Central City Mall Fan Club, Inc.                                                                          0
28958                  Animas Mall Footaction, Inc.                                                                          1,948

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28959                  Aventura Fan Club, Inc.                                                                               9,540
28960                  Fair Oaks Footaction, Inc.                                                                            4,179
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                                        0
28962                  Eastfield Open Country, Inc.                                                                         28,592
28963                  Coventry Mall Fan Club, Inc.                                                                          1,156
28964                  Cordova Mall Footaction, Inc.                                                                             0
28965                  Bannister Mall Footaction, Inc.                                                                           0
28966                  Carlsbad Fan Club, Inc.                                                                               1,345
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                                       1,822
28968                  Canterbury Square Footaction, Inc.                                                                    2,295
28969                  Cambridge Galleria Fan Club, Inc.                                                                     2,395
28970                  Broad Street Footaction, Inc.                                                                         3,273
28971                  Bossier Mall Footaction, Inc.                                                                         1,981
28972                  Bonita Fan Club, Inc.                                                                                   835
28973                  Bay Plaza Footaction, Inc                                                                            57,648
28974                  164 North Star Mall Footaction, Inc.                                                                  4,791
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                               3,175
28976                  83 Central Mall Footaction, Inc.                                                                      1,326
28977                  63rd & Western Footaction, Inc.                                                                       1,812
28978                  34TH STREET FOOTACTION, INC.                                                                        347,805
28979                  1162 Valla Linda Mall Footaction, Inc.                                                                  617
28980                  305 Northline Mall Footaction, Inc.                                                                   1,285
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                                    15,092
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                                     22,382
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                                     16,484
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                                  22,048
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                                   20,951
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                                   22,859
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                                  15,369
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                                      26,936
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                                    11,298
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                                 25,080
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                               17,657
28992                  MELDISCO K-M BURTON, MICH., INC.                                                                     21,651
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                                  26,561
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                                  24,314
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                                  12,082
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                                   14,934
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                                 32,588
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                                        37,849
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                                    16,525
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                                 18,179
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                                     19,131
29002                  MELDISCO K-M IRMO, S.C., INC.                                                                        10,463
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                                      14,984
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                                      15,937
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                                    13,111
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                                          15,073
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                                    17,262
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                                   76,992
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                                 12,374
29010                  MELDISCO K-M IONIA, MICH., INC.                                                                      18,020
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                                     32,131
29012                  MELDISCO K-M HOLMES, PA., INC.                                                                       40,629
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                                    35,129
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                                       7,730
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                                    16,043

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                                  15,751
29017                  MELDISCO K-M JACKSON, WY., INC.                                                                      21,831
29018                  MELDISCO K-M IWILEI, HI., INC.                                                                       61,077
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                                    15,587
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                             28,425
29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                                    18,960
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                                   70,874
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                                    42,124
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                                    19,609
29025                  MELDISCO K-M LENEXA, KS., INC.                                                                       10,269
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                                      18,003
29027                  MELDISCO K-M INDIO, CA., INC.                                                                        33,306
29028                  MELDISCO K-M PARADISE, CA., INC.                                                                     16,685
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                                    13,930
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                                    34,463
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                                11,638
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                                    10,800
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                                 9,553
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                                   20,222
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                                   15,049
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                                   71,106
29037                  MELDISCO K-M KEARNY, MO., INC.                                                                        8,311
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                               111,682
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                                    16,525
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                           32,285
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                                      16,157
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                              42,737
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                                   18,328
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                                     9,610
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                                   12,140
29046                  MELDISCO K-M EASTON, PA., INC.                                                                       21,071
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                                    16,020
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                                      24,556
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                                 73,854
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                                    8,198
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                                     10,129
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                            13,363
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                                       39,001
29054                  MELDISCO K-M BOONE, N.C., INC.                                                                       11,391
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                               15,829
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                                      6,530
29057                  MELDISCO K-M PALMER, MASS., INC.                                                                     17,221
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                                 14,539
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                                     15,038
29060                  MELDISCO K-M RATON, N. M., INC.                                                                       9,216
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                                  15,592
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                               13,273
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                                    9,461
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                                  108
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                                8,122
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                                      21,220
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                              10,325
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                                    23,433
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                                      27,949
29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                                   15,522
29071                  MELDISCO K-M NATIONAL RD IND INC                                                                     18,609
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                                   22,132

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29073                  MELDISCO K-M AVENEL, N.J., INC.                                                                      42,213
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                                      26,998
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                                   11,166
29076                  MELDISCO K-M CORBIN, KY., INC.                                                                       20,165
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                               60,686
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                                          20,544
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                             22,813
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                            19,215
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                                           28,835
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                                          23,071
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                                           21,461
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                                         36,679
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                           25,019
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                                 40,486
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                                      25,055
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                                      23,706
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                            22,253
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                                     37,545
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                                   23,308
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                                          24,532
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                                          24,260
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                                           16,730
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                                           12,770
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                               20,415
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                                        60,066
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                            18,028
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                                   93,288
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                                 35,199
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                                     1,865
29102                  Tri-County Footaction, Inc.                                                                           3,033
29103                  Northland Center Footaction, Inc.                                                                    20,009
29104                  Pembroke Lakes Footaction, Inc.                                                                       1,397
29105                  Harper Woods FootAction, Inc.                                                                        23,828
29106                  Western Hills Footaction, Inc.                                                                        1,158
29107                  Columbia Mall Footaction, Inc.                                                                        1,896
29108                  Cumberland Footaction, Inc.                                                                           1,784
29109                  Santa Anita Fan Club, Inc.                                                                           19,723
29110                  South Shore Footaction, Inc.                                                                          2,082
29111                  Kenwood Footaction, Inc.                                                                                529
29112                  Columbus Mall Footaction, Inc.                                                                        1,260
29113                  Crossroads FootAction, Inc.                                                                           2,536
29114                  Northgate Footaction, Inc.                                                                            3,793
29115                  Great Northern Open Country, Inc.                                                                     7,060
29116                  Merced Mall Footaction, Inc.                                                                          1,053
29117                  Montgomery Mall Footaction, Inc.                                                                        280
29118                  Ingleside Open Country, Inc.                                                                             18
29119                  North Shore Footaction, Inc.                                                                            450
29120                  Homiguero Footaction, Inc                                                                            46,376
29121                  Northwest Mall Footaction, Inc.                                                                       2,042
29122                  Oglethorpe Footaction, Inc.                                                                           1,079
29123                  Charleston Footaction, Inc.                                                                           1,933
29124                  First Colony Footaction, Inc                                                                          2,294
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                                     10,489
29126                  San Angelo Footaction, Inc.                                                                              24
29127                  San Cados Footaction, Inc.                                                                           39,510
29128                  Rolling Acres Open Country, Inc.                                                                      1,359
29129                  River Falls Footaction, Inc.                                                                             56

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29130                  Grand Avenue Footaction, Inc.                                                                         2,744
29131                  Glendale Center Footaction, Inc.                                                                      1,160
29132                  Dedham Mall Fan Club, Inc.                                                                              290
29133                  Lynnwood Footaction, Inc.                                                                               461
29134                  Metrocenter Mall Footaction, Inc.                                                                     1,264
29135                  Green Acres Open Country, Inc.                                                                       34,866
29136                  Roosevelt Field Open Country, Inc.                                                                   38,391
29137                  Hickory Point Footaction, Inc.                                                                          287
29138                  Fort Steuben Mall Footaction, Inc.                                                                      145
29139                  Eagle Rock Plaza Footaction, Inc.                                                                       584
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                                      10,572
29141                  MELDISCO K-M LONDON, KY., INC.                                                                       16,392
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                                 78,581
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                               23,113
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                                        113,597
29145                  Midway Mall Footaction, Inc.                                                                         31,159
29146                  Mainland Mall Footaction, Inc.                                                                       17,997
29147                  N. County Fair (CA) Footaction, Inc.                                                                 42,005
29148                  Deerbrook Mall Footaction, Inc.                                                                       2,292
29149                  Jacksonville Mall Footaction, Inc.                                                                    1,731
29150                  River Center Footaction, Inc.                                                                        20,538
29151                  Rio Piedras Footaction, Inc.                                                                              0
29152                  Lufkin Mall Footaction                                                                                  127
29153                  Boulevard Mall Footaction, Inc.                                                                         994
29154                  Mondawmin Footaction, Inc.                                                                           10,828
29155                  Mall of America Footaction, Inc.                                                                     35,369
29156                  Coliseum-Hampton Footaction, Inc.                                                                     4,165
29157                  Pine Bluff Footaction, Inc.                                                                             187
29158                  Galleria at Sunset Footaction, Inc.                                                                     130
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                                    53,460
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                                      12,409
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                                      13,777
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                                   16,025
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                                    26,749
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                                    20,373
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                                 14,331
29166                  MELDISCO K-M CENTRE, AL., INC.                                                                       15,001
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                                       55,979
29168                  MELDISCO K-M CARLISLE, PA., INC.                                                                     18,679
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                                   17,845
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                                     22,665
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                                     27,966
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                             22,790
29173                  MELDISCO K-M DEMING, N.M. INC.                                                                       15,273
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                              18,096
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                               14,489
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                              16,990
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                                  19,406
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                                   22,581
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                                 17,900
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                               34,584
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                                     22,817
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                                      19,117
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                                         50,417
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                                            36,539
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                                      15,259
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                            16,654

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                                           39,998
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                                 24,439
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                                 30,339
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                              13,582
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                                       14,924
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                              15,940
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                                    60,745
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                                       39,790
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                                           19,063
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                                   33,559
29197                  MILES MELDISCO K-M TEAL IND INC                                                                      26,363
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                               14,809
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                                      19,939
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                              48,864
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                              24,001
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                                            28,962
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                                          13,013
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                            14,335
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                                12,990
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                                            23,499
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                                       17,665
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                                       23,532
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                             13,605
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                              18,985
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                             13,535
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                                           17,067
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                                  30,857
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                              9,347
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                             16,487
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                                          13,675
29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                                        18,540
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                                            21,020
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                             25,489
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                            19,896
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                                     12,121
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                                          25,310
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                              12,174
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                                       13,719
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                                         27,812
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                                     8,954
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                                   12,773
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                                        18,596
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                                     22,237
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                                   91,010
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                                       14,436
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                              17,821
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                                           32,302
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                                         28,795
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                              17,364
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                             10,675
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                             18,473
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                                        16,642
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                               12,275
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                                           18,462
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                               21,774
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                                        21,582
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                                24,218

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                                        15,960
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                                      19,324
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                            14,939
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                                           14,643
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                                    29,351
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                                  12,048
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                                     12,922
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                                    16,925
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                              19,134
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                                 18,500
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                                   19,263
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                                     28,872
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                              24,455
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                                           12,574
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                                   60,842
29259                  MELDISCO K-M VERNAL, UT., INC.                                                                       11,128
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                                 26,371
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                                49,844
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                                     22,057
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                                   19,852
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                                   20,658
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                                  18,173
29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                                15,976
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                                     17,815
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                                   15,979
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                                    10,786
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                                18,684
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                                    15,809
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                                12,920
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                                    16,239
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                                    12,928
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                                      19,778
29276                  MELDISCO K-M WASCO, CA., INC.                                                                        17,032
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                                      24,685
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                                  14,006
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                                   32,242
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                                45,063
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                                   14,584
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                                13,606
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                             16,282
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                                      18,723
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                                      19,245
29286                  MELDISCO K-M WESTWOOD, N.J.                                                                          34,148
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                                  13,148
29288                  Dallas Feet, Inc.                                                                                    32,519
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                              36,613
29290                  Pembroke Feet, Inc.                                                                                  56,703
29291                  Jackson Feet, Inc.                                                                                  124,044
29292                  Austin Feet, Inc.                                                                                    15,408
29293                  East 41st Street Feet, Inc.                                                                          28,978
29294                  Sanford Feet, Inc.                                                                                   27,235
29295                  Germantown Pkwy. Feet, Inc.                                                                          28,089
29296                  Cortana Feet, Inc.                                                                                   17,068
29297                  Knoxville Feet, Inc.                                                                                  6,215
29298                  Independence Feet, Inc.                                                                              54,760
29299                  Westheimer Feet, Inc.                                                                                30,413
29300                  Lewisville Feet, Inc.                                                                                32,198

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29301                  San Pedro Avenue Feet, Inc.                                                                         172,308
29302                  Ft. Lauderdale Feet, Inc.                                                                            44,034
29303                  Cutler Avenue Feet, Inc.                                                                             41,553
29304                  Arlington Feet, Inc.                                                                                 57,880
29305                  Tulsa Feet, Inc.                                                                                      5,583
29306                  Plano Feet, Inc.                                                                                     33,459
29307                  El Paso Feet, Inc.                                                                                   19,357
29308                  Albuquerque Feet, Inc.                                                                               47,070
29309                  MELDISCO K-M MANTECA, CA., INC.                                                                      15,324
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                                  30,985
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                                         19,219
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                                            51,899
29313                  MELDISCO K-M MILTON, FLA., INC.                                                                      19,683
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                                21,621
29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                                    27,527
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                                     58,164
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                                      31,391
29318                  MELDISCO K-M FREMONT, OH., INC.                                                                      26,608
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                                  20,857
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                                       22,544
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                                     24,800
29322                  MELDISCO K-M LAREDO, TX., INC.                                                                       40,743
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                                      15,490
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                               32,539
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                                  34,435
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                                            21,987
29327                  MELDISCO K-M FENTON, MICH., INC.                                                                     20,074
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                                    33,703
29329                  MELDISCO K-M HANOVER, PA., INC.                                                                      39,992
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                                     7,546
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                                    16,050
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                                    49,479
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                                 30,805
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                                34,991
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                                    21,950
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                               42,747
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                                      14,374
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                               103,106
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                            69,469
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                                       19,867
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                                      20,569
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                                  37,644
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                                      23,028
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                                 18,486
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                                     22,705
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                                28,788
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                             17,739
29348                  MELDISCO K-M STUART, FLA., INC.                                                                      24,732
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                                      18,285
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                                    88,786
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                                       30,130
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                                   11,607
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                                  33,320
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                                   16,374
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                                   27,473
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                                      40,536
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                                 34,594

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                               29,130
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                                  19,654
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                                     11,347
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                                           39,599
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                                  51,174
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                                    15,924
29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                                     18,562
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                                   20,834
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                                    10,631
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                                           13,676
29368                  MELDISCO K-M PERRY, FLA., INC.                                                                       16,657
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                                14,343
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                                           62,029
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                                  66,023
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                                   35,797
29373                  MELDISCO K-M PORTAGE IN INC                                                                          35,534
29374                  MELDISCO K-M POWAY, CA., INC.                                                                        14,117
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                                    30,232
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                                  34,301
29377                  MELDISCO K-M N. AUGUSTA, S.C., INC.                                                                   9,935
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                                38,545
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                                            81,806
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                             116,223
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                                     22,596
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                               27,819
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                                  38,306
29384                  MELDISCO K-M RENO, PA., INC.                                                                         17,149
29385                  MELDISCO K-M DECATUR IND INC                                                                         14,502
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                                          13,236
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                                            32,448
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                                 26,609
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                                21,410
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                                     23,789
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                                   16,630
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                                     18,923
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                                     46,991
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                                24,572
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                                       56,905
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                                     19,503
29397                  MELDISCO K-M DRAPER, UT., INC.                                                                       12,709
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                                           15,619
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                                11,470
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                                    18,923
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                                19,329
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                                          18,265
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                                   27,782
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                                     12,922
29405                  MELDISCO K-M HARRISON, OH., INC.                                                                     26,925
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                                  12,183
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                                    18,421
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                             24,598
29409                  MELDISCO K-M CORINTH, MS., INC.                                                                      13,481
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                              39,648
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                                18,359
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                             11,071
29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                               24,988
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                                           39,222

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29415                  MELDISCO K-M COALINGA, CA., INC.                                                                     20,289
29416                  MELDISCO K-M CLINTON, TN., INC.                                                                      12,872
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                                    11,798
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                               15,330
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                                    21,071
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                                 77,500
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                             16,733
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                               21,151
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                               27,648
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                                         12,907
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                                     9,253
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                                     21,306
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                                16,896
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                                    19,262
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                                14,597
29430                  MELDISCO K-M CONOVER, NC., INC.                                                                      22,940
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                                     15,290
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                                 20,361
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                                  17,890
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                                 28,715
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                                   23,681
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                                    16,121
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                              39,416
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                                 14,978
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                                 42,132
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                              17,952
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                                      11,823
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                                 21,684
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                                21,166
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                               10,846
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                                           25,830
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                                   23,271
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                                    32,802
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                                  13,250
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                                      23,198
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                                           28,431
29451                  MELDISCO K-M SENECA, S.C., INC.                                                                      11,039
29452                  MELDISCO K-M ST JOHN IN INC                                                                          16,050
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                                   12,944
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                                 10,751
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                                   16,549
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                            16,528
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                                 20,857
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                                           13,284
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                                    13,680
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                                14,017
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                            22,544
29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                               48,802
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                                          19,316
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                                       14,399
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                                     18,168
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                                            27,007
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                                 13,499
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                                      13,833
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                                          122,419
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                             14,612
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                                     20,548

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                                16,289
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                                    10,760
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                                            35,074
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                                 14,310
29476                  MELDISCO K-M OSCODA, MI, INC.                                                                        23,316
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                                         27,245
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                                    15,349
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                                      16,385
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                                     21,997
29481                  MELDISCO K-M RACINE, WISC., INC.                                                                     19,709
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                                         93,090
29483                  MELDISCO K-M WALL, NJ., INC.                                                                         18,594
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                                    8,082
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                                  29,163
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                                         27,822
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                                     31,653
29488                  MELDISCO K-M PRICE, UT., INC.                                                                        10,922
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                              14,796
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                                   14,299
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                               16,618
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                                     17,263
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                              14,351
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                                            0
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                                  116
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                                121
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                               0
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                            11,451
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                                   65
27055                  SHOE ZONE #8417                                                                                      69,734
27066                  SHOE ZONE 8438, INC.                                                                                 45,558
                                                                                                              ---------------------
                                                                                                        TOTAL           76,704,541


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


ADDITIONAL DATA                                                       SCHEDULE 4

CASH SUMMARY
                                                                        AMOUNT
                                                                        $  81.6
TOTAL CASH


--------------------------------------------------------------------------------------------------------
                                                      ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------------------------------
                                            Athletic        Meldisco
                                            Division        Division         Corporate          Total
                                         ---------------- -------------- ---------------- ---------------

0 to 30 days old                               5.8              20.8           1.2                27.8

31 to 60 days old                                -               1.1           0.2                 1.3

61 to 90 days old                             (0.0)              1.6           0.1                 1.7

91+ days old                                   1.2               1.5           0.2                 2.9
                                         ---------------------------------------------------------------


Total Accounts Receivable                      7.0              25.0           1.7                33.7

Amount considered uncollectable               (1.2)             (0.3)         (0.3)               (1.8)
                                         ---------------------------------------------------------------


Net Accounts Receivable                        5.8              24.7           1.4                31.9

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------------------------------
                                           Athletic         Meldisco
                                           Division         Division       Corporate          Total
                                        ---------------- -------------- ---------------   --------------
# of days past due

current                                        1.3              56.7           1.8              59.8

0 to 30 days past due                          1.6              5.8              -               7.4

31 to 60 days past due                        (0.1)             0.2              -               0.1

61 to 90 days past due                         7.0              0.2            0.1               7.3

91+ days past due                             (9.0)            (0.5)             -              (9.5)
                                        ----------------------------------------------------------------


Total Accounts Payable                     **  0.8             62.4            1.9              65.1
-------------------------------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise
-----------------------------------------------------------------------------------------------


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


ADDITIONAL DATA                                           SCHEDULE 4 (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TAXES PAYABLE
-------------------------------------------------------------------------------------------------------------------------
                                 BEGINNING      AMOUNT                                                         ENDING
                                    TAX        WITHHELD OR       AMOUNT           DATE       CHECK NO.          TAX
                                 LIABILITY      ACCRUED           PAID            PAID       OR EFT           LIABILITY
=========================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------
Withholding                           1.7             1.7           1.7          various       EFT                   1.7
-------------------------------------------------------------------------------------------------------------------------
FICA-employee & employer              1.6             2.0           2.2          various       EFT                   1.4
-------------------------------------------------------------------------------------------------------------------------
Unemployment                          0.6              -            0.1          various       EFT                   0.5
-------------------------------------------------------------------------------------------------------------------------
Income                                1.0             1.5           3.2                                             (0.7)
-------------------------------------------------------------------------------------------------------------------------
Other:_________                       1.0             0.6           0.1                                              1.5

   Total Federal Taxes                5.9             5.8           7.3                                              4.4
-------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------
Withholding                           0.4             0.6           0.3          various       EFT & checks          0.7
-------------------------------------------------------------------------------------------------------------------------
Sales                                 1.8              -            2.1   June 15 & 20, 2004   EFT & checks         (0.3)
-------------------------------------------------------------------------------------------------------------------------
Excise                                2.3             0.1            -                                               2.4
-------------------------------------------------------------------------------------------------------------------------
Unemployment                          1.1             0.1            -          various       EFT & checks           1.2
-------------------------------------------------------------------------------------------------------------------------
Real Property                         1.4              -             -          various       EFT & checks           1.4
-------------------------------------------------------------------------------------------------------------------------
Personal Property                     2.8             0.3            -                                               3.1
-------------------------------------------------------------------------------------------------------------------------
Income                                5.1             0.4           1.2                                              4.3
-------------------------------------------------------------------------------------------------------------------------
Other:____Local                                                                                                       -
-------------------------------------------------------------------------------------------------------------------------
   Total State and Local             14.9             1.5           3.6                                             12.8
-------------------------------------------------------------------------------------------------------------------------
Total Taxes                          20.8             7.3          10.9            -              -                 17.2
-------------------------------------------------------------------------------------------------------------------------
note: the above includes provisions for all tax liabilites, both pre and post-petition.


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
June 2004 Monthly Operating Report


CERTIFICATIONS                                                      SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    July 23, 2004                               By:      /s/ Sheamus Toal
         ----------------------------                   ------------------------



Title:   Vice President & Controller                 Name:    Sheamus Toal
         ----------------------------                     ----------------------